UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21328

SMA Relationship Trust
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Christopher S. Ha, Esq. UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1.  Reports to Stockholders.

SMA Relationship Trust

June 30, 2014

SMA Relationship Trust

Series A

Series G

Series M

Series S

Series T

Semiannual Report

SMA Relationship Trust—Series A

August 14, 2014

Dear shareholder,

We present you with the semiannual report for Series A (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2014.

Portfolio performance

Over the six-month reporting period, the Fund returned 1.70%, compared to 0.80% for the BofA Merrill Lynch US Treasury 1-5 Year Index. For comparison purposes, the MSCI World Free Index (net) and the Citigroup One-Month US Treasury Bill Index returned 6.18% and 0.01%, respectively. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 5.)

The Fund produced a positive return during the reporting period, primarily due to market allocation strategy.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct negative impact on Fund performance. Various equity and fixed income options, futures, forwards and swaps were used to implement our market allocation strategy. These derivatives, in aggregate, contributed to performance during the period.

Market overview

The market began 2014 with an almost universally held consensus view that the US economy would return to 'normal' growth and that the eurozone would be on its way to recovery. As often seems to happen when the market reaches broad agreement, events conspired to upset the consensus. Severe weather hit the US in January and continued into February; turmoil rocked the emerging markets; and geopolitical tensions arose between Russia and the West as a result of the crisis in Ukraine. In addition, Japanese equities suffered from the whims of foreign investors keen to test Prime Minister Shinzo Abe's commitment to his "third arrow" of reform.

In the second quarter, monetary policy remained accommodative, but a number of geopolitical conflicts erupted. Worryingly, the Middle East saw a serious upsurge in conflict, as insurgents swept through large swathes of Iraq from their rebel bases in Syria. The threat of deflation was the looming theme in the eurozone. With the strong euro and falling energy prices contributing to low levels of inflation, the European Central Bank ("ECB") cut its deposit facility rate to -0.10% and implemented additional stimulus. ECB President Mario Draghi made it clear that, should inflation deteriorate any further, the ECB could resort to quantitative easing as a remedy. On the other hand, certain central banks in emerging markets, most notably in India, Brazil, Turkey and South Africa, further raised interest rates to deal with capital outflows and fight inflation.

With investors continuing to see monetary policy as the prime driver of financial markets, most asset classes achieved positive returns during the six month period. The bull market in equities continued, with US equities outperforming their international counterparts. Emerging markets equities had a tumultuous start to the year, but rallied for five straight months for a strong six-month period. Emerging markets debt had a strong start to the year and was the best performing asset class through the first six months of 2014.

SMA Relationship Trust—
Series A

Investment goal:

Maximize total return,
consisting of capital
appreciation and
current income

Portfolio managers:

Curt Custard,
Andreas Koester and
Jonathan Davies
UBS Global Asset
Management
(Americas) Inc.

Commencement:

April 2, 2008

Dividend payments:

Annual

SMA Relationship Trust—Series A

Portfolio commentary

What worked

•  A long position in global equities was positive for performance.

  – The Fund's directional position in equity markets was additive for performance, particularly in European and US equities.

  – A preference for Canadian equities over Australian equities was beneficial during the reporting period.

•  Several of the Fund's positions in the global fixed income market were rewarded during the reporting period.

  – The Fund's long high yield bond position was beneficial, as high yield spreads narrowed during the period given generally strong demand and improving fundamentals.

  – Long positions in Australian and Italian government bonds were additive for performance.

  – The Fund's relative value trade of long French government bonds versus Japanese government bonds was beneficial.

•  Certain currency strategies were positive for the Fund's performance.

  – The Fund's long position in the Philippine peso was positive for returns.

  – The Fund's long position in the Japanese yen was additive during the reporting period.

•  Overall, the Fund's positioning among risk assets contributed to results.

  – When the reporting period began, the Fund had a 33% net equity market exposure. During the first quarter, we decided to temper the portfolio's position in equities due to a volatile start to the year, as weakness in January was followed by a bounce-back in February. As markets calmed down, we reallocated some of our cash back to equities. The portfolio ended the period with 34% net equity exposure.

  – The Fund began the reporting period with a 64% allocation to fixed income. The Federal Reserve Board remained in cruise control with regards to its asset purchase tapering program and, therefore, fixed income markets have been quite subdued. During the period, yields on US Treasuries remained at very low levels; therefore, we took an opportunity to increase our short US duration position. In order to keep overall portfolio duration at desired levels, we increased our allocation to Australian bonds. The Fund ended the period with 58% fixed income exposure.

What didn't work

•  Several country allocation decisions detracted from the Fund's performance.

  – The Fund's preference for international developed equities, which was largely allocated to European over US equities, was not rewarded, as the former lagged their US counterparts.

SMA Relationship Trust—Series A

  – The Fund's position in Japanese equities was negative for performance.

  – A preference for China A shares over China H shares detracted from results.

•  Certain of the Fund's fixed income exposures detracted from results during the reporting period.

  – The Fund's long position in UK gilts versus German bunds was not rewarded.

  – The Fund's short US duration position returned negative results.

•  Overall, the Fund's currency positions were negative for the 6-month period.

  – A long position in the US dollar versus a short position in the New Zealand dollar detracted from results.

  – A long position in the US dollar versus a short position in the Australian dollar detracted from performance.

Outlook

Our base case scenario of an improving economic environment in 2014 remains intact and, along with accommodative monetary policy, is supportive of risk assets, particularly developed equity markets. We view US equities as overvalued and continue to prefer markets that offer exposure to global growth at a less expensive price, such as UK, European and Japanese equities. We also find government bonds broadly overvalued. However, on a relative basis we prefer Australian, UK and European government bonds over US Treasuries. Given the limited spreads in investment grade corporate bonds, we are looking to higher-yielding sovereigns and emerging markets debt. We find some commodity currencies, such as the Australian, New Zealand and Canadian dollars, to be overvalued. Our largest overweight position remains the US dollar, as we believe it will likely be supported by a strengthening economy and continued tapering. The assurance that central banks will act should a negative market event occur has kept volatility low, despite geopolitical uncertainty so far this year. We believe volatility will increase as we reach tightening cycles in the UK and the US.

SMA Relationship Trust—Series A

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series A Managing Director UBS Global Asset Management (Americas) Inc.	Curt Custard Portfolio Manager SMA Relationship Trust—Series A Managing Director UBS Global Asset Management (Americas) Inc.

Andreas J. Koester Portfolio Manager SMA Relationship Trust—Series A Managing Director UBS Global Asset Management (Americas) Inc.	Jonathan Davies Portfolio Manager SMA Relationship Trust—Series A Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Average annual total returns for periods ended 06/30/14	6 months	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series A	1.70%	7.32%	7.60%	3.09%
BofA Merrill Lynch US Treasury 1-5 Year Index[2]	0.80	1.16	1.92	2.26
MSCI World Free Index (net)[3]	6.18	24.05	14.99	4.95
Citigroup One-Month US Treasury Bill Index[4]	0.01	0.03	0.06	0.19

1  Since inception returns are calculated as of the performance inception date, April 2, 2008, of SMA Relationship Trust—Series A.

2  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2014

Bonds
Non-US government obligations	11.67%
Total bonds	11.67%
Investment company
UBS Global Corporate Bond Relationship Fund	45.83
Short-term investments	41.16
Options purchased	0.59
Total investments	99.25%
Cash and other assets, less liabilities	0.75
Net assets	100.00%

1  Figures represent the direct investments of SMA Relationship Trust—Series A. Figures might be different if a breakdown of the underlying investment company was included.

SMA Relationship Trust—Series A

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount		Value
Bonds: 11.67%
Non-US government obligations: 11.67%
Australia: 5.23%
Government of Australia 4.250%, due 07/21/17	AUD	729,000	$718,420
4.500%, due 04/15/20		717,000	725,376
4.750%, due 06/15/16		725,000	712,351
			2,156,147
Italy: 6.44%
Buoni Poliennali Del Tesoro 4.750%, due 09/01/44[1]	EUR	790,000	1,233,235
5.000%, due 09/01/40		880,000	1,424,857
			2,658,092
Total non-US government obligations (cost $4,719,490)			4,814,239
Total bonds (cost $4,719,490)			4,814,239
	Shares
Investment company: 45.83%
UBS Global Corporate Bond Relationship Fund*[2] (cost $17,123,316)		1,444,531	18,909,343
Short-term investments: 41.16%
Investment company: 11.71%
UBS Cash Management Prime Relationship Fund[2] (cost $4,829,731)		4,829,731	4,829,731
	Face amount
US government obligations: 29.45%
US Treasury Bills, 0.015%, due 09/18/2014[3]		$5,200,000	5,199,771
0.040%, due 11/13/2014[3]		3,478,000	3,477,346
0.037%, due 01/08/2015[3]		3,478,000	3,477,218
Total US government obligations (cost $12,154,615)			12,154,335
Total short-term investments (cost $16,984,346)			16,984,066
	Number of contracts	Value
Options purchased: 0.59%
Put options: 0.19%
EURO STOXX 50 Index, strike @ EUR 3,200, expires July 2014	139	$50,629
EURO STOXX 50 Index, strike @ EUR 2,700, expires December 2014	67	20,917
NIKKEI 225 Index, strike @ JPY 10,000, expires December 2014	28	5,251
		76,797
Call options: 0.40%
EURO STOXX 50 Index, strike @ EUR 3,500, expires December 2014	92	35,651
FTSE 100 Index, strike @ GBP 7,000, expires December 2014	36	45,284
S&P 500 Index, strike @ USD 1,950, expires September 2014	21	86,100
		167,035
Total options purchased (cost $331,894)		243,832
Total investments: 99.25% (cost $39,159,046)		40,951,480
Cash and other assets, less liabilities: 0.75%		308,876
Net assets: 100.00%		$41,260,356

SMA Relationship Trust—Series A

Portfolio of investments

June 30, 2014 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,896,321
Gross unrealized depreciation	(103,887)
Net unrealized appreciation of investments	$1,792,434

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 51. Portfolio footnotes begin on page 10.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
GSI	SEK	5,255,895	NOK	4,720,000	09/05/14	$(18,513)
JPMCB	AUD	4,050,000	USD	3,740,114	09/05/14	(60,743)
JPMCB	CAD	950,000	USD	872,725	09/05/14	(16,121)
JPMCB	CHF	2,270,000	USD	2,533,310	09/05/14	(27,888)
JPMCB	EUR	2,090,000	USD	2,849,034	09/05/14	(13,516)
JPMCB	NOK	4,720,000	USD	789,539	09/05/14	21,975
JPMCB	NZD	4,825,000	USD	4,064,175	09/05/14	(134,146)
JPMCB	USD	693,301	GBP	415,000	09/05/14	16,549
JPMCB	USD	1,665,719	JPY	169,100,000	09/05/14	4,298
JPMCB	USD	623,879	MXN	8,080,000	09/05/14	(3,901)
JPMCB	USD	1,651,945	PHP	72,500,000	09/05/14	6,859
JPMCB	USD	699,073	PLN	2,140,000	09/05/14	2,642
JPMCB	USD	780,906	SEK	5,180,000	09/05/14	(6,179)
MSCI	PLN	2,140,000	EUR	518,842	09/05/14	8,913
Net unrealized depreciation on forward foreign currency contracts						$(219,771)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 7 contracts (USD)	September 2014	$1,038,305	$1,049,562	$11,257
US Treasury futures sell contracts:
2 Year US Treasury Notes, 17 contracts (USD)	September 2014	(3,734,399)	(3,733,094)	1,305
5 Year US Treasury Notes, 29 contracts (USD)	September 2014	(3,466,824)	(3,464,368)	2,456
10 Year US Treasury Notes, 88 contracts (USD)	September 2014	(10,967,077)	(11,015,125)	(48,048)
Index futures buy contracts:
E-mini S&P 500 Index, 32 contracts (USD)	September 2014	3,096,757	3,123,840	27,083
EURO STOXX 50 Index, 79 contracts (EUR)	September 2014	3,532,603	3,496,206	(36,397)
FTSE 100 Index, 7 contracts (GBP)	September 2014	800,439	803,964	3,525
FTSE China A50 Index, 488 contracts (USD)	July 2014	3,223,303	3,242,760	19,457
FTSE MIB Index, 3 contracts (EUR)	September 2014	443,068	437,553	(5,515)
S&P Toronto Stock Exchange 60 Index, 8 contracts (CAD)	September 2014	1,270,293	1,295,085	24,792
TOPIX Index, 16 contracts (JPY)	September 2014	1,959,682	1,993,978	34,296

SMA Relationship Trust—Series A

Portfolio of investments

June 30, 2014 (unaudited)

Futures contracts (Concluded)

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures sell contracts:
E-mini Consumer Staples, 46 contracts (USD)	September 2014	$(2,042,239)	$(2,050,680)	$(8,441)
Hong Kong Hang Seng Index, 31 contracts (HKD)	July 2014	(2,054,790)	(2,048,294)	6,496
SPI 200 Index, 9 contracts (AUD)	September 2014	(1,133,535)	(1,135,924)	(2,389)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 78 contracts (AUD)	September 2014	8,008,231	8,052,178	43,947
E-mini Industrial, 37 contracts (USD)	September 2014	2,002,569	1,995,780	(6,789)
Euro-OAT, 16 contracts (EUR)	September 2014	3,019,265	3,078,844	59,579
Long Gilt, 1 contract (GBP)	September 2014	188,110	188,117	7
Interest rate futures sell contracts:
Euro-Bund, 8 contracts (EUR)	September 2014	(1,588,139)	(1,610,406)	(22,267)
Japanese Government 10 Year Bond, 2 contracts (JPY)	September 2014	(2,863,900)	(2,875,475)	(11,575)
Net unrealized appreciation on futures contracts				$92,779

Centrally cleared credit default swaps on credit indices—buy protection4

Referenced index[5]	Notional amount		Termination date	Payments made by the Fund[6]	Value	Unrealized depreciation
CDX.NA.IG.Series 22 Index	USD	8,000,000	06/20/19	1.000%	$(161,043)	$(29,386)

Centrally cleared credit default swaps on credit indices—sell protection7

Referenced index[5]	Notional amount		Termination date	Payments received by the Fund[6]	Value	Unrealized appreciation	Credit spread[8]
CDX.NA.HY.Series 22 Index	USD	4,000,000	06/20/19	5.000%	$348,976	$69,715	3.230%
CDX.EM.Series 21 Index	USD	2,940,000	06/20/19	5.000	353,411	29,145	2.370
					$702,387	$98,860

Options written

Put option	Expiration date	Premiums received	Value
NIKKEI 225 Index, 28 contracts, strike @ JPY 13,000.00	December 2014	$133,749	$(40,077)

Written options activity for the period ended June 30, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2013	—	$—
Options written	100	219,642
Options terminated in closing purchase transactions	(72)	(85,893)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2014	28	$133,749

SMA Relationship Trust—Series A

Portfolio of investments

June 30, 2014 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Non-US government obligations	$—	$4,814,239	$—	$4,814,239
Investment company	—	18,909,343	—	18,909,343
Short-term investments	—	16,984,066	—	16,984,066
Options purchased	243,832	—	—	243,832
Forward foreign currency contracts	—	61,236	—	61,236
Futures contracts	234,200	—	—	234,200
Swap agreements	—	702,387	—	702,387
Total	$478,032	$41,471,271	$—	$41,949,303
Liabilities
Forward foreign currency contracts	$—	$(281,007)	$—	$(281,007)
Futures contracts	(141,421)	—	—	(141,421)
Options written	—	(40,077)	—	(40,077)
Swap agreements	—	(161,043)	—	(161,043)
Total	$(141,421)	$(482,127)	$—	$(623,548)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of this security amounted to $1,233,235 or 2.99% of net assets.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/13	Purchases during the six months ended 06/30/14	Sales during the six months ended 06/30/14	Net realized gain during the six months ended 06/30/14	Change in net unrealized appreciation during the six months ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the six months ended 06/30/14
UBS Cash Management Prime Relationship Fund	$2,352,788	$18,402,421	$15,925,478	$—	$—	$4,829,731	$2,742
UBS Global Corporate Bond Relationship Fund	17,995,677	—	—	—	913,666	18,909,343	—
	$20,348,465	$18,402,421	$15,925,478	$—	$913,666	$23,739,074	$2,742

SMA Relationship Trust—Series A

Portfolio of investments

June 30, 2014 (unaudited)

3  Rate shown is the discount rate at date of purchase.

4  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.

5  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

6  Payments made or received are based on the notional amount.

7  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.

8  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

August 14, 2014

Dear shareholder,

We present you with the semiannual report for Series G (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2014.

Portfolio performance

For the six months ended June 30, 2014, the Fund returned 0.10%. During the same period, its benchmark, the MSCI EAFE Free Index (gross) (the "Index"), returned 5.14%. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 15.)

The Fund's underperformance versus its benchmark was due to both stock selection and sector allocation.

Market overview

Economic growth in the US was weak during the first half of the reporting period, but it appeared to pick up steam as the period progressed. According to the US Commerce Department, first quarter 2014 gross domestic product ("GDP") contracted at an annualized rate of 2.1%. This represented the first negative reading of US GDP in three years. It was also the sharpest decline since the first quarter of 2009. However, this proved to be a temporary setback for the economy, as GDP growth was 4.0% during the second quarter.1 Growth outside the US generally improved. In its April 2014 World Economic Outlook Update, the International Monetary Fund ("IMF") reported that "Global activity has broadly strengthened and is expected to improve further in 2014-15, with much of the impetus coming from advanced economies." From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, compared with -0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared with 1.5% in 2013. After decelerating in 2013, the IMF projects that overall growth in emerging markets countries will experience an uptick in 2014, with growth of 4.9%, versus 4.7% in 2013.

International equities, as measured by the index, rallied during the six months ended June 30, 2014, but lagged their US counterparts. The Index fell sharply in January 2014 amid concerns over global growth and several geopolitical issues. These issues moved to the back burner and the Index rallied in February. After a modest setback in March, the Index moved higher over the last three months of the period. Overall, international equities were supported by generally positive corporate earnings, continued monetary policy accommodation and solid investor demand.

Portfolio commentary

What worked

The Fund's performance is typically driven by stock selection, and sector allocations are a byproduct of our bottom-up stock selection process. During the period, a number of individual stocks contributed to performance.

•  Shimizu Corp. is a Japan-based general contractor and civil engineering company operating globally. Its share price rose after reporting better than expected earnings amid strong post-earthquake reconstruction demand, as well as expectations for an increase in business leading up to the 2020 Olympics in Tokyo.

SMA Relationship Trust—
Series G

Investment goal:

Provide long-term capital
appreciation

Portfolio manager:

Stephan Maikkula
UBS Global Asset
Management
(Americas) Inc.

Commencement:

May 6, 2011

Dividend payments:

Annual

1  Based on the Commerce Department's third estimate announced on July 30, 2014, after the reporting period had ended.

SMA Relationship Trust—Series G

•  JM AB is a Swedish residential construction company focusing on the Nordic region, especially Stockholm. Shares of the company rose throughout the first half of the year after the company reported fourth quarter 2013 results that exceeded analyst expectations. Additionally, the company reported first quarter 2014 results that positively surprised the market.

•  Shares of Jazz Pharmaceuticals PLC outperformed during the reporting period. The company, headquartered in Dublin, Ireland, focuses on treatments for narcolepsy and more broadly in the fields of psychiatry and oncology. Despite mediocre quarterly financial reports, its shares responded positively to the expansion of its drug portfolio and potential treatment expansion.

•  InterContinental Hotels Group PLC is a UK-based company with an extensive portfolio of franchised hotels under various brands throughout the world. Its share price rose sharply after the company reported strong first quarter results that surpassed analyst expectations.

•  Calsonic Kansei Corp. is a Japanese manufacturer of auto parts and accessories and a key supplier to Nissan Motors. Its shares moved higher after reporting better than expected earnings, and on an improvement in auto demand in Japan and the US.

What didn't work

Several stocks produced disappointing results and detracted from performance during the reporting period.

•  Sands China Ltd. is an owner and operator of resorts and casinos in Macau. Its share price declined due to decelerating growth in gross gaming revenues and concerns that weak Chinese economic growth would adversely impact its casino operations in Macau.

•  Tokyo Tatemono Co., Ltd. is a Japanese real estate developer of commercial and residential properties. Its shares weakened after selling a portion of Otemachi Tower. The proceeds will be used to repay interest bearing debt, but it will reduce earnings going forward. The company may also need to raise capital to fund future development.

•  Nippon Steel & Sumitomo Metal Corp. is the largest integrated steel company in Japan. Its share price declined due to concerns of slowing global growth, weak steel prices, a strengthening Japanese yen and fears of global steel overcapacity. We exited the position in April 2014.

•  ARM Holdings PLC is a UK-based technology company that develops processors and semiconductor devices used in a variety of applications for wireless phones, consumer entertainment, security and in the automotive industry. The company's share price suffered as it reported first quarter results that indicated royalty income was less than analyst expectations due to weaker high-end smart phone sales. Additionally, the company tempered expectations with cautious guidance.

•  Shares of Societe Generale SA, a large retail bank headquartered in France, were under pressure much of the reporting period as the financial sector was generally weak due to global economic concerns, as well as substantial sanctions and a large fine levied against BNP Paribas. Concerns that aggressive action by US authorities may soon reach other financial institutions over various issues, including dealings with sanctioned countries and currency trading, weighed on its shares.

SMA Relationship Trust—Series G

Outlook

We remain cautiously optimistic with respect to our outlook, in spite of some of the underlying sector and geographic performance swings during the second quarter. Peripheral European equity markets have continued to perform solidly, suggesting that investors are seeing European equities in a more positive light. We believe that the recent announcement of further quantitative easing measures by the European Central Bank should be supportive for European markets as well.

That said, we continue to closely monitor events globally, particularly with respect to potential action from various central banks, macroeconomic data and company earnings. In our view, geopolitical concerns will continue to garner close attention given the recent events in Ukraine and Iraq. The outlook for growth in China will remain an important factor as well.

Over the upcoming quarters, we continue to believe that the market will focus closely on earnings growth at the company level. Against this backdrop, we remain focused on identifying solid stock-specific growth stories. The consumer discretionary and information technology sectors continue to be key overweight areas for the Fund, while it is generally underweight more defensive sectors relative to the benchmark.

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series G Managing Director UBS Global Asset Management (Americas) Inc.	Stephan Maikkula Portfolio Manager SMA Relationship Trust—Series G Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 06/30/14	6 months	1 year	Since inception[1]
SMA Relationship Trust—Series G	0.10%	18.91%	2.47%
MSCI EAFE Free Index (gross)[2]	5.14	24.09	7.47

1  Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

2  The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Top ten equity holdings (unaudited)1

As of June 30, 2014

Percentage of net assets
Nestle SA	2.9%
Societe Generale SA	2.4
Bayer AG	2.3
Commonwealth Bank of Australia	2.2
Novo Nordisk A/S, Class B	2.1
Novartis AG	2.1
Tokyo Tatemono Co., Ltd.	2.1
Brilliance China Automotive Holdings Ltd.	2.0
Roche Holding AG (Non-voting)	2.0
Shimizu Corp.	1.9
Total	22.0%

Country exposure by issuer, top five (unaudited)1

As of June 30, 2014

Percentage of net assets
Germany	16.9%
Japan	13.8
United Kingdom	12.5
Switzerland	11.3
France	8.1
Total	62.6%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2014

Common stocks
Aerospace & defense	2.07%
Air freight & logistics	0.93
Auto components	3.64
Automobiles	4.78
Banks	11.58
Beverages	1.30
Biotechnology	1.74
Building products	0.92
Capital markets	0.82
Chemicals	1.61
Construction & engineering	1.91
Containers & packaging	0.53
Distributors	1.00
Diversified consumer services	1.00
Diversified financial services	2.66
Electrical equipment	1.52
Electronic equipment, instruments & components	4.33
Food products	2.94
Hotels, restaurants & leisure	3.48
Household durables	1.68
Industrial conglomerates	1.67
Insurance	3.70
Internet & catalog retail	1.22
IT services	2.86
Machinery	3.28
Multiline retail	0.35
Oil, gas & consumable fuels	2.09
Paper & forest products	0.45
Pharmaceuticals	9.29
Real estate investment trust (REIT)	2.23
Real estate management & development	3.09
Road & rail	1.08
Semiconductors & semiconductor equipment	1.47
Specialty retail	2.56
Textiles, apparel & luxury goods	4.54
Thrifts & mortgage finance	1.33
Trading companies & distributors	1.29
Total common stocks	92.94%
Preferred stock	1.41
Investment company
iShares MSCI EAFE ETF	1.97
Short-term investment	2.23
Total investments	98.55%
Cash and other assets, less liabilities	1.45
Net assets	100.00%

1  Figures represent the direct investments of SMA Relationship Trust—Series G. Figures might be different if a breakdown of the underlying investment company was included.

SMA Relationship Trust—Series G

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Common stocks: 92.94%
Australia: 3.72%
Commonwealth Bank of Australia	26,901	$2,051,626
Flight Centre Travel Group Ltd.	11,823	495,551
G8 Education Ltd.	216,062	937,184
Total Australia common stocks		3,484,361
Belgium: 2.33%
Anheuser-Busch InBev NV	8,365	961,007
KBC Groep NV*	22,333	1,215,578
Total Belgium common stocks		2,176,585
Canada: 3.38%
Canacol Energy Ltd.*	102,200	665,658
Canadian National Railway Co.	15,600	1,014,610
Interfor Corp.*	30,500	425,036
Linamar Corp.	18,000	1,061,900
Total Canada common stocks		3,167,204
China: 2.04%
Brilliance China Automotive Holdings Ltd.	1,018,000	1,909,801
Denmark: 3.06%
Chr Hansen Holding A/S	20,989	883,914
Novo Nordisk A/S, Class B	43,009	1,979,495
Total Denmark common stocks		2,863,409
France: 8.06%
Airbus Group NV	19,361	1,297,449
BNP Paribas SA	15,625	1,060,031
Ingenico	15,973	1,389,955
Safran SA	9,829	643,535
Societe Generale SA	43,552	2,281,366
Valeo SA	6,463	868,075
Total France common stocks		7,540,411
Germany: 15.44%
Aareal Bank AG	27,084	1,248,319
Aixtron SE*	23,445	339,331
Allianz SE	8,856	1,475,798
Bayer AG	15,509	2,190,542
Bayerische Motoren Werke AG	9,143	1,159,557
Daimler AG	14,967	1,401,811
Deutsche Post AG	24,051	869,761
GEA Group AG	20,327	962,491
Hugo Boss AG	3,822	571,233
Linde AG	2,936	624,347
Muenchener Rueckversicherungs AG	3,869	857,717
Siemens AG	11,811	1,559,867
Wirecard AG	27,389	1,182,494
Total Germany common stocks		14,443,268
	Shares	Value
Ireland: 2.19%
Jazz Pharmaceuticals PLC*	4,700	$690,947
Kingspan Group PLC	51,461	863,203
Smurfit Kappa Group PLC	21,673	495,306
Total Ireland common stocks		2,049,456
Italy: 1.53%
Brembo SpA	11,671	426,056
Luxottica Group SpA	15,895	920,007
World Duty Free SpA*	6,943	84,613
Total Italy common stocks		1,430,676
Japan: 13.75%
Calsonic Kansei Corp.	157,000	1,046,098
Don Quijote Holdings Co., Ltd.	5,800	323,479
Fujikura Ltd.	292,000	1,421,016
Keyence Corp.	2,900	1,265,145
Mitsubishi Estate Co., Ltd.	39,000	962,825
Mitsubishi UFJ Financial Group, Inc.	127,800	783,414
Murata Manufacturing Co., Ltd.	14,900	1,394,471
ORIX Corp.	68,900	1,141,929
Shimizu Corp.	252,000	1,783,564
Sumitomo Mitsui Financial Group, Inc.	19,600	821,109
Tokyo Tatemono Co., Ltd.	208,000	1,923,854
Total Japan common stocks		12,866,904
Macau: 1.16%
Sands China Ltd.	143,200	1,081,797
Netherlands: 2.17%
Aalberts Industries NV	20,707	676,103
ING Groep NV CVA*	96,060	1,349,549
Total Netherlands common stocks		2,025,652
Norway: 1.45%
DNB ASA	74,140	1,356,164
Spain: 4.77%
Amadeus IT Holding SA, Class A	36,175	1,491,977
Grifols SA	29,718	1,624,256
Inditex SA	8,775	1,350,554
Total Spain common stocks		4,466,787
Sweden: 4.11%
JM AB	42,293	1,569,795
Skandinaviska Enskilda Banken AB, Class A	94,991	1,269,570
Trelleborg AB, Class B	47,481	1,010,514
Total Sweden common stocks		3,849,879

SMA Relationship Trust—Series G

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Switzerland: 11.25%
Cie Financiere Richemont SA	16,103	$1,689,653
Credit Suisse Group AG*	26,842	767,606
Nestle SA	35,496	2,749,858
Novartis AG	21,252	1,924,375
OC Oerlikon Corp. AG*	29,167	422,639
Roche Holding AG (Non-voting)	6,390	1,905,903
Swatch Group AG	9,570	1,062,974
Total Switzerland common stocks		10,523,008
United Kingdom: 12.53%
ARM Holdings PLC	68,866	1,038,323
Derwent London PLC	11,424	523,772
Diageo PLC	8,011	255,829
Dixons Retail PLC*	1,125,596	959,127
Great Portland Estates PLC	54,714	603,026
Home Retail Group PLC	378,694	1,145,835
Inchcape PLC	86,322	937,356
InterContinental Hotels Group PLC	40,564	1,680,688
Jardine Lloyd Thompson Group PLC	16,843	299,781
Royal Dutch Shell PLC, Class A	31,162	1,289,802
Segro PLC	161,759	955,632
SIG PLC	119,415	385,436
St James's Place PLC	63,470	827,704
Wolseley PLC	15,072	826,189
Total United Kingdom common stocks		11,728,500
Total common stocks (cost $75,197,043)		86,963,862
	Shares	Value
Preferred stock: 1.41%
Germany: 1.41%
Volkswagen AG, Preference shares (cost $1,159,329)	5,011	$1,316,048
Investment company: 1.97%
iShares MSCI EAFE ETF (cost $1,793,022)	27,000	1,845,990
Short-term investment: 2.23%
Investment company: 2.23%
UBS Cash Management Prime Relationship Fund[1] (cost $2,088,415)	2,088,415	2,088,415
Total investments: 98.55% (cost $80,237,809)		92,214,315
Cash and other assets, less liabilities: 1.45%		1,355,908
Net assets: 100.00%		$93,570,223

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$12,784,032
Gross unrealized depreciation	(807,526)
Net unrealized appreciation of investments	$11,976,506

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 51. Portfolio footnotes begin on page 19.

SMA Relationship Trust—Series G

Portfolio of investments

June 30, 2014 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$86,963,862	$—	$—	$86,963,862
Preferred stock	1,316,048	—	—	1,316,048
Investment company	1,845,990	—	—	1,845,990
Short-term investment	—	2,088,415	—	2,088,415
Total	$90,125,900	$2,088,415	$—	$92,214,315

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the six months ended 06/30/14	Sales during the six months ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the six months ended 06/30/14
UBS Cash Management Prime Relationship Fund	$2,101,923	$14,164,164	$14,177,672	$2,088,415	$686

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

August 14, 2014

Dear shareholder,

We present you with the semiannual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2014.

Portfolio performance

For the six month reporting period, the Fund returned 4.80%, compared to a 6.00% return for its benchmark, the Barclays Municipal Bond Index (the "Index"). (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 23.)

While the Fund generated a positive return during the reporting period, it underperformed its benchmark. This was due primarily to yield curve and duration positioning.

The Fund used US Treasury futures during the reporting period to adjust its duration positioning. Overall, as noted above, our duration strategy detracted from performance during the six-month period.

Market overview

After three consecutive years of generally modest growth, the overall US economy contracted in the first quarter of 2014. Looking back, gross domestic product ("GDP") in the US grew at annualized rates of 4.5% and 3.5% during the third and fourth quarters of 2013, respectively. The Commerce Department then reported that first quarter 2014 GDP contracted at an annualized rate of 2.1%. This was the first negative reading since the first quarter of 2011, and the downturn was partially attributed to severe winter weather in parts of the country. However, this proved to be a temporary setback for the economy, as GDP growth was 4.0% during the second quarter.1

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period. In December 2013, the Fed announced that it would begin paring back its monthly asset purchases, saying "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month." At its meetings in January, March, April and June 2014, the Fed said it would further taper its asset purchases, in each case paring its total purchases a total of $10 billion per month. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency mortgage-backed securities and $20 billion per month of longer-term Treasuries). In the Fed's official statement it said, "Information received since the Federal Open Market Committee met in April indicates that growth in economic activity has rebounded in recent months. Labor market indicators generally showed further improvement. The unemployment rate, though lower, remains elevated. Household spending appears to be rising moderately and business fixed investment resumed its advance, while the recovery in the housing sector remained slow."

Turning to the bond market, when the reporting period began, there were expectations that the economy would continue to expand and that Treasury yields would move higher. As discussed, the economy weakened during the first half of the reporting period. In addition, geopolitical concerns triggered several flights to quality. All told, the

SMA Relationship Trust—
Series M

Investment goal:

Total return consisting of
capital appreciation and
current income exempt
from federal income tax

Portfolio manager:

Elbridge T. Gerry
UBS Global Asset
Management
(Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  Based on the Commerce Department's third estimate announced on July 30, 2014, after the reporting period had ended.

SMA Relationship Trust—Series M

yield on the 10-year Treasury fell from 3.04% to 2.53% during the reporting period. Against this backdrop, the overall US bond market, as measured by the Barclays U.S. Aggregate Index, gained 3.93%. The municipal bond market also rallied, outperforming the overall taxable bond market during the reporting period. Over that period, the Index rose 6.00%. Supporting the municipal market were declining interest rates, generally improving fundamentals, strong investor demand and moderating new issuance.

Portfolio commentary

What worked

•  An underweight to the 1-5 year portion of the municipal yield curve was beneficial. The shorter portion of the municipal yield curve was the weakest performer during the six month reporting period. As such, having an underweight to this segment of the curve was a positive for the Fund's results.

•  Sector positioning in the lease sector was additive for performance. In particular, having an overweight to the lease sector was rewarded given its relatively strong performance.

What didn't work

•  Duration positioning detracted from performance. We maintained a defensive posture for the Fund given economic uncertainties and questions regarding future Fed monetary policy. Against this backdrop, the Fund's duration was shorter than that of the Index. This positioning was negative for results as municipal yields declined during the reporting period. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

•  Yield curve positioning, overall, was negative for results. In particular, the Fund's underweight versus the Index to securities with maturities of 22+ years was a headwind, as this was the best performing portion of the curve. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  Our quality biases detracted from performance. An underweight to lower rated BBB-rated securities was not rewarded, as they generated the strongest results from a quality perspective during the reporting period. Our overweight to higher quality AAA-rated securities also detracted from performance, as they lagged the Index.

•  The Fund's underweight to the hospital sector detracted from results, as the sector outperformed the Index.

Outlook

In our view, the outlook for municipals remains attractive due to the convergence of a number of factors. Higher tax rates support the asset class by making its tax benefit even more compelling relative to taxable bonds. Municipals may benefit from a flight to quality due to political and military unrest overseas. Supply and demand technicals continue to be favorable. A rate increase is priced in by the municipal yield curve, which has flattened but remains historically steep. Finally, we are finding an increasing number of investment opportunities due to the structure of bonds, including in terms of coupon, premium and call options. In addition, for the most part, U.S. state tax revenues have recovered and exceed pre-recession levels, both on income tax and property tax levels.

On the other hand, the Commonwealth of Puerto Rico represents a cloud over the municipal market, as much of its general obligation and sales tax debt is now below investment grade according to at least one of three major ratings agencies. (The Fund has no exposure to Puerto Rican debt.) The effects of legislation to allow restructuring of the debt of the U.S. territory's so-called public corporations continue to ripple through the municipal bond market.

SMA Relationship Trust—Series M

Finally, we continue to monitor developments in the Detroit bankruptcy case, where we are seeing additional tentative deals being made with major labor unions, as well as proposed legislation authorizing state funds that will leverage private/philanthropic sources—money that will be used to mitigate cuts to retiree pensions. We reiterate that all deals are tentative at this time and are expected to be voted on by creditors in the near future. Irrespective of whether or not creditors approve the plan, any plan brought forth is ultimately subject to approval by the bankruptcy judge at a hearing that is currently scheduled for August 14, 2014. The Fund has no exposure to Detroit, but we continue to be sensitive to any impact this high-profile case will have on the overall municipal market and its ability to set precedents.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series M Managing Director UBS Global Asset Management (Americas) Inc.	Elbridge T. Gerry Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 06/30/14	6 months	1 year	5 years	10 years
SMA Relationship Trust—Series M	4.80%	6.13%	5.62%	4.71%
Barclays Municipal Bond Index[1]	6.00	6.14	5.81	4.97

1  The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated long-term tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)

As a percentage of net assets as of June 30, 2014

Long-term municipal bonds
Arizona	1.75%
California	12.05
Delaware	0.94
Florida	5.92
Georgia	9.84
Hawaii	5.82
Illinois	6.35
Louisiana	1.73
Maryland	1.19
Massachusetts	3.45
Minnesota	3.60
New Jersey	2.92
New York	15.81
North Carolina	4.27
Ohio	1.90
Pennsylvania	0.87
South Carolina	2.90
Tennessee	2.51
Texas	8.17
Virginia	2.97
Washington	0.82
Wisconsin	2.90
Total long-term municipal bonds	98.68%
Short-term investment	2.73
Total investments	101.41%
Liabilities, in excess of cash and other assets	(1.41)
Net assets	100.00%

SMA Relationship Trust—Series M

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Long-term municipal bonds: 98.68%
Arizona: 1.75%
Salt River Project Electric System Refunding Revenue Bonds, Series A, 5.000%, due 12/01/31	$3,070,000	$3,516,163
California: 12.05%
California State Department of Water Resources Revenue Bonds, Series AM, 5.000%, due 12/01/20	2,000,000	2,422,500
California State Public Works Board Revenue Bonds, Series A, 5.000%, due 04/01/21	1,500,000	1,782,645
5.000%, due 04/01/25	1,925,000	2,217,542
5.000%, due 09/01/28	4,000,000	4,624,400
5.000%, due 09/01/32	3,625,000	4,086,716
Series E, 5.000%, due 06/01/21	2,065,000	2,460,881
Series F, 5.000%, due 09/01/26	2,660,000	3,090,548
State of California, GO Bonds, 5.000%, due 02/01/20	3,000,000	3,561,120
		24,246,352
Delaware: 0.94%
State of Delaware, GO Bonds, 5.000%, due 03/01/20	1,590,000	1,900,304
Florida: 5.92%
Florida State Board of Education, Capital Outlay, GO Bonds, Series A, 5.000%, due 01/01/21	2,365,000	2,833,885
Florida State Board of Education, Public Education, GO Bonds, Series C, 5.000%, due 06/01/22	1,000,000	1,212,810
Tampa Health System Revenue Bonds, Series A, 5.000%, due 11/15/25	5,000,000	5,644,700
Volusia Country Florida School Board Certificates Refunding, Master Lease Program, Series B, 5.000%, due 08/01/31	2,000,000	2,229,640
		11,921,035
	Face amount	Value
Georgia: 9.84%
City of Atlanta GA Revenue Bonds, Series B, 5.000%, due 01/01/20	$3,500,000	$4,084,255
Municipal Electric Authority of Georgia Revenue Bonds, Series A, 5.000%, due 01/01/21	3,500,000	4,125,590
State of Georgia, GO Bonds, Series C, 5.000%, due 10/01/20	5,000,000	6,025,700
Series D, 5.000%, due 02/01/20	2,425,000	2,892,686
Series I, 5.000%, due 11/01/21	2,200,000	2,679,996
		19,808,227
Hawaii: 5.82%
County of Hawaii, GO Bonds, Series B, 4.000%, due 09/01/21	2,200,000	2,492,446
State of Hawaii, GO Bonds, Series DZ, 5.000%, due 12/01/28	3,775,000	4,416,448
Series EE, 5.000%, due 11/01/28	4,135,000	4,810,907
		11,719,801
Illinois: 6.35%
Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.000%, due 12/01/20	1,500,000	1,784,460
5.000%, due 12/01/21	1,220,000	1,458,473
State of Illinois, GO Bonds, 5.000%, due 01/01/18	2,500,000	2,795,675
5.000%, due 03/01/18	6,000,000	6,731,160
		12,769,768
Louisiana: 1.73%
City of New Orleans LA, GO Bonds, AGC-ICC, FGIC, 5.500%, due 12/01/21	3,010,000	3,483,082
Maryland: 1.19%
Anne Arundel County, GO Bonds, 5.000%, due 04/01/27	2,050,000	2,394,564

SMA Relationship Trust—Series M

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Continued)
Massachusetts: 3.45%
Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series A, 5.500%, due 11/15/36	$4,000,000	$4,635,920
Massachusetts School Building Authority Senior Dedicated Sales Tax Refunding Revenue Bonds, Series B, 5.000%, due 08/15/30	2,000,000	2,295,780
		6,931,700
Minnesota: 3.60%
State of Minnesota, GO Bonds, Series A, 5.000%, due 08/01/21	6,000,000	7,247,580
New Jersey: 2.92%
New Jersey Transportation Trust Fund Authority, Series A, AGC-ICC, 5.250%, due 12/15/20	5,000,000	5,876,950
New York: 15.81%
New York City Transitional Finance Authority, Series A-1, 5.000%, due 11/01/21	2,000,000	2,412,440
Series C, 5.000%, due 11/01/20	1,750,000	2,102,380
Series E, 5.000%, due 02/01/29	4,000,000	4,544,880
Series I, 5.000%, due 05/01/32	5,000,000	5,691,850
New York State Dormitory Authority State Personal Taxable General Purpose, Series A, 5.000%, due 02/15/29	4,000,000	4,594,040
New York State Urban Development Corp. Special Tax, 5.000%, due 03/15/32	3,000,000	3,395,280
Series A-1, 5.000%, due 03/15/27	6,495,000	7,570,377
Triborough Bridge and Tunnel Authority Revenue Bonds, Series B, 0.040%, due 01/01/32[1]	1,500,000	1,500,000
		31,811,247
	Face amount	Value
North Carolina: 4.27%
North Carolina Eastern Municipal Power Agency Power Systems Revenue Bonds, Series B, 5.000%, due 01/01/21	$2,380,000	$2,794,310
Series D, 5.000%, due 01/01/23	5,000,000	5,799,300
		8,593,610
Ohio: 1.90%
State of Ohio, Higher Education, GO Bonds, Series A, 5.000%, due 05/01/28	3,295,000	3,813,468
Pennsylvania: 0.87%
Philadelphia Water & Wastewater Revenue Bonds, Series A, 5.000%, due 01/01/20	1,500,000	1,757,265
South Carolina: 2.90%
Piedmont Municipal Power Agency Revenue Bonds, Series A-4, 5.000%, due 01/01/20	5,000,000	5,831,800
Tennessee: 2.51%
State of Tennessee, GO Bonds, Series B, 5.000%, due 08/01/20	4,195,000	5,043,649
Texas: 8.17%
Garland Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/22	2,000,000	2,403,000
San Antonio Electric & Gas Revenue Bonds, 5.000%, due 02/01/22	5,000,000	6,006,900
Tarrant County Cultural Educational Methodist Hospitals of Dallas Revenue Bonds, 5.000%, due 10/01/21	2,370,000	2,781,314
Texas State Transportation Commission Mobility Fund, GO Bonds, 5.000%, due 10/01/19	4,430,000	5,255,752
		16,446,966

SMA Relationship Trust—Series M

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Concluded)
Virginia: 2.97%
Virginia College Building Authority, 21st Century College & Equipment Revenue Bonds, Series A, 5.000%, due 02/01/21	$5,000,000	$5,977,350
Washington: 0.82%
Washington State Health Care Facilities Authority Revenue Bonds, Series A, 5.000%, due 10/01/25	1,435,000	1,656,134
Wisconsin: 2.90%
State of Wisconsin Revenue Bonds, State Appropriation, Series A, 6.000%, due 05/01/36	5,000,000	5,842,950
Total long-term municipal bonds (cost $191,889,136)		198,589,965
	Shares	Value
Short-term investment: 2.73%
Investment company: 2.73%
UBS Cash Management Prime Relationship Fund[2] (cost $5,489,488)	5,489,488	$5,489,488
Total investments: 101.41% (cost $197,378,624)		204,079,453
Liabilities, in excess of cash and other assets: (1.41%)		(2,837,513)
Net assets: 100.00%		$201,241,940

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,997,158
Gross unrealized depreciation	(296,329)
Net unrealized appreciation of investments	$6,700,829

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 51. Portfolio footnotes begin on page 28.

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized depreciation
US Treasury futures sell contracts:
US Long Bond, 75 contracts (USD)	September 2014	$(10,174,128)	$(10,289,063)	$(114,935)

SMA Relationship Trust—Series M

Portfolio of investments

June 30, 2014 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Long-term municipal bonds	$—	$198,589,965	$—	$198,589,965
Short-term investment	—	5,489,488	—	5,489,488
Total	$—	$204,079,453	$—	$204,079,453
Liability
Futures contracts	$(114,935)	$—	$—	$(114,935)
Total	$(114,935)	$—	$—	$(114,935)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2014 and changes periodically.

2  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the six months ended 06/30/14	Sales during the six months ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the six months ended 06/30/14
UBS Cash Management Prime Relationship Fund	$362,329	$72,656,681	$67,529,522	$5,489,488	$1,706

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

August 14, 2014

Dear shareholder,

We present you with the semiannual report for Series S (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2014.

Portfolio performance

Over the six months ended June 30, 2014, the Fund returned 1.35%. During the same period, the Fund's benchmark, the Russell 2000 Index (the "Index"), returned 3.19%. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 31.)

The Fund trailed its benchmark over the six-month period due primarily to stock selection decisions and, to a lesser extent, to industry allocations.

Portfolio commentary

What worked

•  Several individual stocks made a positive contribution to the Fund's relative returns during the six months.

  – Kodiak Oil & Gas Corp. was a significant contributor to Fund performance. While the energy sector as a whole performed well during the period, Kodiak shares benefited relative to the sector. The company announced that it had received expressions of interest from potential buyers, driving the stock price higher.

  – Shares of Susser Holdings Corp. rose sharply as the Texas-based convenience store chain was acquired by Energy Transfer Partners, an East Coast-centric company, at a premium to its stock price.

  – The Fund's position in Central Garden and Pet Co. was positive during the six months. The company's stock benefited from two sources of support. First, Central Garden and Pet was a laggard in 2013, and many of those companies outperformed during the first half of 2014. Second, the company received a potential takeover offer, at a slight premium to its stock price, during June of 2014.

  – Atricure, a medical technology company, traded higher after reporting revenues above expectations. The company also raised earnings guidance for the rest of the year. We sold the stock when it reached our price target.

What didn't work

•  Certain stock selection decisions detracted from the Fund's relative performance during the reporting period.

  – Shares of Infoblox, Inc. declined during the six months. The information technology company sells "appliance"-based solutions for controlling networks. Infoblox has only been public for a short time. When the company significantly lowered its sales guidance for 2014, its stock price suffered.

SMA Relationship Trust—
Series S

Investment goal:

Maximum total return,
consisting of capital
appreciation and
current income, while
controlling risk

Portfolio manager1:

Wilfred Talbot
Manulife Asset
Management (US) LLC

Commencement:

May 2, 2011

Dividend payments:

Annual

1  Please note that, effective May 28, 2013, Manulife Asset Management ("Manulife") was hired as a subadvisor for the Fund. Wilfred Talbot, Manulife's portfolio manager who is responsible for the day-to-day management of the Fund, possesses a strong track record in the small cap space and was previously with UBS Global Asset Management until March 2013.

SMA Relationship Trust—Series S

  – Trex Co., Inc. sells composite decking materials for single-family homes. As the nascent housing recovery decelerated in 2014, Trex, along with other suppliers of housing materials, was negatively affected.

  – A position in Channeladvisor detracted from Fund returns during the period. The internet company is fairly new, and has met analysts' expectations. However, many internet stocks with premium valuations were hit hard during the second quarter of 2014. Channeladvisor declined along with others in the sector and we exited the position before the close of the reporting period.

  – Amira Nature Food Ltd., which produces rice, detracted from performance. The stock has come under attack periodically from short reports. We have high conviction in Amira, however, and the Fund continues to hold shares.

•  The Fund's underweight positions in utilities and REITs negatively affected performance.

  – We underweighted these sectors because our research indicated that they were overvalued. However, investors who were searching for yield found utilities and REITs to be attractive investments. These buyers drove already richly valued stocks higher, affecting the Fund's relative returns.

Mark E. Carver President SMA Relationship Trust—Series S Managing Director UBS Global Asset Management (Americas) Inc.	Wilfred Talbot Portfolio Manager SMA Relationship Trust—Series S Senior Managing Director Manulife Asset Management (US) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Average annual total returns for periods ended 06/30/14	6 months	1 year	Since inception[1]
SMA Relationship Trust—Series S	1.35%	20.18%	11.62%
Russell 2000 Index[2]	3.19	23.64	12.70

1  Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.

2  The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Top ten equity holdings1

As of June 30, 2014

Percentage of net assets
Greatbatch, Inc.	3.2%
BBCN Bancorp, Inc.	2.5
Emergent Biosolutions, Inc.	2.4
Cytec Industries, Inc.	2.4
Evercore Partners, Inc., Class A	2.4
Derma Sciences, Inc.	2.3
Vail Resorts, Inc.	2.3
CLARCOR, Inc.	2.2
Susser Holdings Corp.	2.1
Movado Group, Inc.	2.1
Total	23.9%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2014

Common stocks
Aerospace & defense	2.51%
Air freight & logistics	1.72
Auto components	2.01
Banks	6.01
Beverages	0.35
Biotechnology	2.43
Building products	2.42
Capital markets	5.58
Chemicals	4.47
Commercial services & supplies	0.98
Communications equipment	1.99
Construction & engineering	1.91
Diversified consumer services	1.68
Electrical equipment	2.94
Electronic equipment, instruments & components	1.20
Energy equipment & services	2.62
Food & staples retailing	2.14
Food products	1.10
Health care equipment & supplies	8.72
Hotels, restaurants & leisure	5.15
Household products	0.93
Internet & catalog retail	0.94
Internet software & services	1.04
Life sciences tools & services	1.51
Machinery	5.75
Media	3.98
Metals & mining	1.31
Oil, gas & consumable fuels	1.93
Real estate investment trust (REIT)	2.79
Semiconductors & semiconductor equipment	0.62
Software	5.62
Specialty retail	0.91
Textiles, apparel & luxury goods	3.77
Thrifts & mortgage finance	3.67
Trading companies & distributors	2.54
Total common stocks	95.24%
Investment company
PennantPark Floating Rate Capital Ltd.	0.87
Short-term investment	2.95
Total investments	99.06%
Cash and other assets, less liabilities	0.94
Net assets	100.00%

1  Figures represent the direct investments of SMA Relationship Trust—Series S. Figures might be different if a breakdown of the underlying investment companies was included.

SMA Relationship Trust—Series S

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Common stocks: 95.24%
Aerospace & defense: 2.51%
Esterline Technologies Corp.*	12,511	$1,440,266
LMI Aerospace, Inc.*	24,067	314,797
		1,755,063
Air freight & logistics: 1.72%
Hub Group, Inc., Class A*	23,865	1,202,796
Auto components: 2.01%
Tenneco, Inc.*	21,379	1,404,600
Banks: 6.01%
Banner Corp.	27,082	1,073,260
BBCN Bancorp, Inc.	111,207	1,773,751
Texas Capital Bancshares, Inc.*	25,246	1,362,022
		4,209,033
Beverages: 0.35%
Craft Brew Alliance, Inc.*	22,093	244,349
Biotechnology: 2.43%
Emergent Biosolutions, Inc.*	75,766	1,701,704
Building products: 2.42%
AO Smith Corp.	13,476	668,140
Trex Co., Inc.*	35,588	1,025,646
		1,693,786
Capital markets: 5.58%
Evercore Partners, Inc., Class A	29,088	1,676,632
Golub Capital BDC, Inc.	56,913	1,007,360
PennantPark Investment Corp.	106,760	1,223,470
		3,907,462
Chemicals: 4.47%
Cytec Industries, Inc.	15,966	1,683,136
HB Fuller Co.	30,004	1,443,192
		3,126,328
Commercial services & supplies: 0.98%
Civeo Corp.*	27,360	684,821
Communications equipment: 1.99%
Aruba Networks, Inc.*	37,847	663,079
NETGEAR, Inc.*	20,976	729,336
		1,392,415
Construction & engineering: 1.91%
MasTec, Inc.*	43,347	1,335,955
Diversified consumer services: 1.68%
Hillenbrand, Inc.	36,001	1,174,353
	Shares	Value
Electrical equipment: 2.94%
AZZ, Inc.	20,312	$935,977
Regal-Beloit Corp.	14,235	1,118,302
		2,054,279
Electronic equipment, instruments & components: 1.20%
InvenSense, Inc.*	37,117	842,185
Energy equipment & services: 2.62%
Dawson Geophysical Co.	30,737	880,615
Forum Energy Technologies, Inc.*	26,117	951,442
		1,832,057
Food & staples retailing: 2.14%
Susser Holdings Corp.*	18,523	1,495,177
Food products: 1.10%
Amira Nature Foods Ltd.*	56,366	771,650
Health care equipment & supplies: 8.72%
Cooper Companies, Inc.	7,208	976,900
Derma Sciences, Inc.*	139,469	1,612,262
Greatbatch, Inc.*	45,784	2,246,163
Lumenis Ltd., Class B*	12,288	119,685
Tornier NV*	49,239	1,151,208
		6,106,218
Hotels, restaurants & leisure: 5.15%
Del Frisco's Restaurant Group, Inc.*	26,178	721,466
Einstein Noah Restaurant Group, Inc.	81,461	1,308,263
Vail Resorts, Inc.	20,427	1,576,556
		3,606,285
Household products: 0.93%
Central Garden and Pet Co., Class A*	70,884	652,133
Internet & catalog retail: 0.94%
HomeAway, Inc.*	18,867	656,949
Internet software & services: 1.04%
Aerohive Networks, Inc.*	29,626	243,526
Borderfree, Inc.*	29,050	481,358
		724,884
Life sciences tools & services: 1.51%
Bio-Rad Laboratories, Inc., Class A*	8,845	1,058,835
Machinery: 5.75%
Chart Industries, Inc.*	8,494	702,794
CIRCOR International, Inc.	15,632	1,205,696
CLARCOR, Inc.	24,540	1,517,799
Nordson Corp.	7,445	597,014
		4,023,303

SMA Relationship Trust—Series S

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Media: 3.98%
AMC Entertainment Holdings, Inc., Class A	33,972	$844,883
Cinemark Holdings, Inc.	33,875	1,197,820
Martha Stewart Living Omnimedia, Inc., Class A*	157,464	740,081
		2,782,784
Metals & mining: 1.31%
Compass Minerals International, Inc.	9,566	915,849
Oil, gas & consumable fuels: 1.93%
Kodiak Oil & Gas Corp.*	92,782	1,349,978
Real estate investment trust (REIT): 2.79%
Campus Crest Communities, Inc.	92,418	800,340
LaSalle Hotel Properties	32,700	1,153,983
		1,954,323
Semiconductors & semiconductor equipment: 0.62%
ON Semiconductor Corp.*	47,629	435,329
Software: 5.62%
Cadence Design Systems, Inc.*	41,836	731,712
FleetMatics Group PLC*	20,143	651,425
Guidewire Software, Inc.*	22,316	907,368
Infoblox, Inc.*	25,781	339,020
Qualys, Inc.*	19,655	504,544
SS&C Technologies Holdings, Inc.*	18,097	800,249
		3,934,318
Specialty retail: 0.91%
Francesca's Holdings Corp.*	43,136	635,825
	Shares	Value
Textiles, apparel & luxury goods: 3.77%
Crocs, Inc.*	78,671	$1,182,425
Movado Group, Inc.	34,897	1,454,158
		2,636,583
Thrifts & mortgage finance: 3.67%
Brookline Bancorp, Inc.	130,376	1,221,623
EverBank Financial Corp.	66,787	1,346,426
		2,568,049
Trading companies & distributors: 2.54%
Beacon Roofing Supply, Inc.*	30,943	1,024,832
Watsco, Inc.	7,350	755,286
		1,780,118
Total common stocks (cost $52,571,789)		66,649,776
Investment company: 0.87%
PennantPark Floating Rate Capital Ltd. (cost $612,147)	42,824	611,955
Short-term investment: 2.95%
Investment company: 2.95%
UBS Cash Management Prime Relationship Fund[1] (cost $2,066,665)	2,066,665	2,066,665
Total investments: 99.06% (cost $55,250,601)		69,328,396
Cash and other assets, less liabilities: 0.94%		655,730
Net assets: 100.00%		$69,984,126

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$15,563,441
Gross unrealized depreciation	(1,485,646)
Net unrealized appreciation of investments	$14,077,795

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 51. Portfolio footnotes begin on page 35.

SMA Relationship Trust—Series S

Portfolio of investments

June 30, 2014 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$66,649,776	$—	$—	$66,649,776
Investment company	611,955	—	—	611,955
Short-term investment	—	2,066,665	—	2,066,665
Total	$67,261,731	$2,066,665	$—	$69,328,396

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the six months ended 06/30/14	Sales during the six months ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the six months ended 06/30/14
UBS Cash Management Prime Relationship Fund	$—	$10,271,613	$8,204,948	$2,066,665	$566

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

August 14, 2014

Dear shareholder,

We present you with the semiannual report for Series T (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2014.

Portfolio performance

During the six month reporting period, the Fund returned 4.88%. For comparison purposes, the Barclays US Credit Index and the Barclays US Mortgage-Backed Securities Index, returned 5.70% and 4.03%, respectively. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 39.)

The Fund generated a positive return during the reporting period. While the Fund outperformed the Barclays US Mortgage-Backed Securities Index, it lagged the Barclays US Credit Index.

The Fund used derivatives during the review period. Certain interest rate derivatives (such as futures, swaps and options) were used to facilitate specific duration and yield curve strategies, while credit derivatives—like credit default swaps, options on credit default swaps and, to a limited extent, total return swaps—were used to implement specific credit-related investment strategies. Throughout the reporting period, the Fund engaged in foreign exchange forwards to implement its active currency positions. Derivatives play a role in the overall portfolio construction process but are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies. That said, overall, spread sector1 management was additive to performance, duration and yield curve positioning detracted from performance, and currency management produced mixed results, but on the balance was moderately negative.

Market review

After three consecutive years of generally modest growth, the overall US economy contracted in the first quarter of 2014. Looking back, gross domestic product ("GDP") growth in the US was 4.5% and 3.5% during the third and fourth quarters of 2013, respectively. The Commerce Department then reported that first quarter 2014 GDP contracted at a 2.1% annualized rate. This was the first negative reading since the first quarter of 2011 and the downturn was partially attributed to severe winter weather in parts of the country. However, this proved to be a temporary setback for the economy, as GDP growth was 4.0% during the second quarter.2

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period. Looking back, in December 2013, the Fed announced that it would begin to pare back its monthly asset purchases, saying "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month." At its meetings in January, March, April and June 2014, the Fed said it would further taper its asset purchases, in each case paring its total purchases a total of $10 billion per month. Beginning in July, the Fed will buy a total of $35 billion per month ($15 billion per month of agency mortgage-backed securities and $20 billion per month of longer-term

SMA Relationship Trust—
Series T

Investment goal:

Maximum total return,
consisting of income and
capital appreciation

Portfolio managers:

John Dugenske, CFA
Scott Dolan
Craig Ellinger, CFA
Brian Fehrenbach, CFA
UBS Global Asset Management (Americas) Inc.

Commencement:

October 9, 2003

Dividend payments:

Monthly

1  A spread sector refers to non-government fixed income sectors, such as investment grade or high yield bonds, commercial mortgage-backed securities (CMBS), etc.

2  Based on the Commerce Department's third estimate announced on July 30, 2014, after the reporting period had ended.

SMA Relationship Trust—Series T

Treasuries). In the Fed's official statement it said, "Information received since the Federal Open Market Committee met in April indicates that growth in economic activity has rebounded in recent months. Labor market indicators generally showed further improvement. The unemployment rate, though lower, remains elevated. Household spending appears to be rising moderately and business fixed investment resumed its advance, while the recovery in the housing sector remained slow."

The US spread sectors generated positive results during the six months ended June 30, 2014. When the reporting period began, there were expectations that the economy would continue to expand and that Treasury yields would move higher. As discussed, the economy weakened during the first half of the reporting period. In addition, geopolitical concerns triggered several flights to quality. All told, the yield on the 10-year Treasury fell from 3.04% to 2.53% during the reporting period. Against this backdrop, the overall US bond market, as measured by the Barclays US Aggregate Index, gained 3.93%. Among the best performing spread sectors were emerging markets debt, high yield corporate bonds and investment grade corporate bonds.

Portfolio performance

What worked

•  Sector allocation had a positive impact on the Fund's relative returns. The Fund preferred higher yielding spread sectors. We continued to expect that an environment of improving global growth and accommodative monetary policy in developed markets would be supportive of higher yielding securities. Therefore, we favored spread sector exposure in securitized bonds, as well as select investment grade and high yield corporate bonds.

•  Security selection added to performance. The Fund's individual holdings within the corporate sector benefited overall performance, especially our industrial and financial credits.

What didn't work

•  Duration positioning detracted from results. The Fund was positioned with a shorter duration bias, which detracted from results during the reporting period.

•  The Fund's currency positioning detracted from results. The Fund's short euro position relative to the US dollar negatively impacted performance, as the euro remained strong over the period.

Outlook

While in the short-run volatility has been partially mitigated, we expect that rates, markets and spread sectors will realize heightened volatility over the intermediate term. In addition, once an adjustment to interest rate policy begins, it will be impactful for markets and investors.

SMA Relationship Trust—Series T

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.	John Dugenske, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.

Scott Dolan Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.	Craig Ellinger, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.

Brian Fehrenbach, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 06/30/14	6 months	1 year	5 years	10 years
SMA Relationship Trust—Series T	4.88%	7.19%	7.69%	(1.30)%
Barclays US Credit Index[1]	5.70	7.44	7.65	5.85
Barclays US Mortgage-Backed Securities Index[2]	4.03	4.66	3.92	4.95

1  The Barclays US Credit Index is an unmanaged sub-index of the Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2014

Percentage of net assets
Federal National Mortgage Association Pools, 4.000%, TBA	4.2%
Federal National Mortgage Association Pools, 3.500%, TBA	3.3
Government National Mortgage Association Pools, 3.000%, TBA	3.0
Federal National Mortgage Association Pools, 2.500%, TBA	2.8
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/18	2.5
Federal Home Loan Mortgage Corp. Gold Pools, 4.000%, TBA	2.1
Federal National Mortgage Association Pools, 5.000%, TBA	1.9
Government National Mortgage Association Pools, 4.000%, TBA	1.8
Government National Mortgage Association Pools, 4.500%, TBA	1.6
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	1.3
Total	24.5%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2014

Bonds
Corporate bonds
Banks	6.09%
Beverages	0.39
Biotechnology	0.29
Building products	0.05
Capital markets	2.17
Chemicals	0.67
Commercial services & supplies	0.29
Communications equipment	0.55
Consumer finance	1.35
Diversified financial services	0.33
Diversified telecommunication services	0.87
Electric utilities	0.76
Electronic equipment, instruments & components	0.26
Energy equipment & services	0.50
Food & staples retailing	0.22
Food products	0.30
Gas utilities	0.20
Health care providers & services	0.35
Hotels, restaurants & leisure	0.21
Independent power and renewable electricity producers	0.05
Insurance	2.64
IT services	0.61
Media	1.71
Metals & mining	2.31
Multi-utilities	0.42
Oil, gas & consumable fuels	7.86
Pharmaceuticals	0.56
Real estate investment trust (REIT)	0.99
Road & rail	0.83
Semiconductors & semiconductor equipment	0.12
Tobacco	0.73
Trading companies & distributors	0.23
Wireless telecommunication services	0.67
Total corporate bonds	35.58%
Asset-backed securities	1.81
Commercial mortgage-backed securities	8.84
Mortgage & agency debt securities	36.74
Municipal bonds	1.71
US government obligations	4.31
Non-US government obligations	1.90
Total bonds	90.89%
Investment company
UBS High Yield Relationship Fund	7.04
Short-term investment	23.22
Options purchased	0.35
Total investments	121.50%
Liabilities, in excess of cash and other assets	(21.50)
Net assets	100.00%

1  Figures represent the direct investments of SMA Relationship Trust—Series T. Figures might be different if a breakdown of the underlying investment companies was included.

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds: 90.89%
Corporate bonds: 35.58%
Brazil: 2.08%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	$675,000	$658,125
Petrobras Global Finance BV, 3.250%, due 03/17/17	400,000	407,816
Petrobras International Finance Co., 5.375%, due 01/27/21	575,000	595,988
Vale Overseas Ltd., 4.375%, due 01/11/22	425,000	436,347
6.875%, due 11/21/36	75,000	83,028
Total Brazil corporate bonds		2,181,304
Canada: 1.42%
Barrick Gold Corp., 3.850%, due 04/01/22	450,000	447,714
Cenovus Energy, Inc., 3.800%, due 09/15/23	300,000	309,257
Goldcorp, Inc., 3.700%, due 03/15/23	200,000	197,267
Petro-Canada, 6.800%, due 05/15/38	150,000	198,560
Rogers Communications, Inc., 5.000%, due 03/15/44	180,000	187,706
Teck Resources Ltd., 6.250%, due 07/15/41	140,000	151,983
Total Canada corporate bonds		1,492,487
Cayman Islands: 0.09%
XLIT Ltd., 6.375%, due 11/15/24	80,000	96,701
China: 0.48%
Sinopec Group Overseas Development 2013 Ltd., 2.500%, due 10/17/18[1]	500,000	499,320
France: 0.29%
BNP Paribas SA, 2.700%, due 08/20/18	300,000	306,902
Indonesia: 0.19%
Pertamina Persero PT, 6.450%, due 05/30/44[1]	200,000	198,500
Israel: 0.47%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	240,000	247,457
	Face amount	Value
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	$235,000	$241,159
Total Israel corporate bonds		488,616
Luxembourg: 0.05%
Pacific Drilling SA, 5.375%, due 06/01/20[1]	50,000	49,000
Mexico: 1.31%
America Movil SAB de CV, 3.125%, due 07/16/22	530,000	521,520
Fermaca Enterprises S de RL de CV, 6.375%, due 03/30/38[1]	200,000	208,500
Petroleos Mexicanos, 4.875%, due 01/24/22	600,000	649,080
Total Mexico corporate bonds		1,379,100
Netherlands: 0.20%
LYB International Finance BV, 4.875%, due 03/15/44	200,000	208,519
Norway: 0.31%
Eksportfinans ASA, 3.000%, due 11/17/14	325,000	326,983
Spain: 0.68%
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]	400,000	405,919
Telefonica Emisiones SAU, 3.192%, due 04/27/18	300,000	313,523
Total Spain corporate bonds		719,442
United Kingdom: 1.94%
Barclays Bank PLC, 5.140%, due 10/14/20	510,000	558,601
HSBC Holdings PLC, 6.500%, due 09/15/37	380,000	468,561
Imperial Tobacco Finance PLC, 3.500%, due 02/11/23[1]	360,000	356,663
Lloyds Bank PLC, 6.500%, due 09/14/20[1]	560,000	657,311
Total United Kingdom corporate bonds		2,041,136
United States: 26.07%
21st Century Fox America, Inc., 6.200%, due 12/15/34	85,000	104,058
ADT Corp., 3.500%, due 07/15/22	330,000	300,300
Ally Financial, Inc., 8.000%, due 03/15/20	50,000	60,750

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Altria Group, Inc., 5.375%, due 01/31/44	$300,000	$328,600
9.950%, due 11/10/38	47,000	78,295
Anadarko Petroleum Corp., 5.950%, due 09/15/16	390,000	431,947
6.450%, due 09/15/36	260,000	331,564
Anheuser-Busch InBev Worldwide, Inc., 2.500%, due 07/15/22	160,000	153,318
8.200%, due 01/15/39	165,000	252,481
Apache Corp., 5.250%, due 02/01/42	260,000	291,743
AT&T, Inc., 4.300%, due 12/15/42	3,000	2,840
Bank of America Corp., 5.625%, due 07/01/20	175,000	201,326
6.110%, due 01/29/37	300,000	346,091
6.875%, due 04/25/18	260,000	306,314
Berkshire Hathaway Finance Corp., 3.000%, due 05/15/22	80,000	80,440
Boston Properties LP, REIT, 3.800%, due 02/01/24	300,000	303,391
Burlington Northern Santa Fe LLC, 6.150%, due 05/01/37	75,000	93,595
Celgene Corp., 4.000%, due 08/15/23	290,000	302,008
CF Industries, Inc., 3.450%, due 06/01/23	500,000	495,594
CIT Group, Inc., 5.500%, due 02/15/19[1]	50,000	54,187
Citigroup, Inc., 5.375%, due 08/09/20	90,000	103,135
5.500%, due 09/13/25	1,050,000	1,171,242
6.125%, due 05/15/18	374,000	430,893
8.500%, due 05/22/19	160,000	204,511
Comcast Corp., 6.300%, due 11/15/17	250,000	290,667
6.950%, due 08/15/37	115,000	155,024
Continental Resources, Inc., 4.900%, due 06/01/44[1]	270,000	278,990
DIRECTV Holdings LLC, 6.000%, due 08/15/40	315,000	362,670
DISH DBS Corp., 7.875%, due 09/01/19	50,000	59,375
DPL, Inc., 7.250%, due 10/15/21	190,000	209,000
El Paso Pipeline Partners Operating Co., LLC, 5.000%, due 10/01/21	230,000	251,447
	Face amount	Value
Energy Transfer Partners LP, 5.200%, due 02/01/22	$360,000	$398,379
6.500%, due 02/01/42	200,000	238,863
7.500%, due 07/01/38	50,000	65,004
9.000%, due 04/15/19	310,000	396,156
ERAC USA Finance LLC, 2.800%, due 11/01/18[1]	240,000	247,879
ERP Operating LP, REIT, 4.750%, due 07/15/20	65,000	72,570
FirstEnergy Transmission LLC, 5.450%, due 07/15/44[1]	180,000	182,375
Flextronics International Ltd., 5.000%, due 02/15/23	260,000	268,756
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	1,060,000	1,353,401
Frontier Communications Corp., 8.500%, due 04/15/20	50,000	59,000
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	265,000	349,577
Glencore Funding LLC, 2.500%, due 01/15/19[1]	680,000	678,269
Goldman Sachs Group, Inc., 5.750%, due 01/24/22	410,000	474,445
6.150%, due 04/01/18	440,000	504,601
Hartford Financial Services Group, Inc., 5.950%, due 10/15/36	490,000	591,104
Host Hotels & Resorts LP, Series D, 3.750%, due 10/15/23	460,000	455,850
International Business Machines Corp., 3.375%, due 08/01/23	260,000	263,023
International Lease Finance Corp., 7.125%, due 09/01/18[1]	210,000	243,600
Kinder Morgan Energy Partners LP, 3.950%, due 09/01/22	545,000	557,424
6.500%, due 09/01/39	155,000	182,850
Kroger Co., 3.850%, due 08/01/23	230,000	236,317
Marathon Oil Corp., 6.600%, due 10/01/37	65,000	83,770
Markel Corp., 3.625%, due 03/30/23	160,000	159,625
Marsh & McLennan Cos., Inc., 9.250%, due 04/15/19	225,000	293,690
Maxim Integrated Products, Inc., 3.375%, due 03/15/23	125,000	122,033
Mondelez International, Inc., 4.000%, due 02/01/24	300,000	310,738

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Morgan Stanley, 3.750%, due 02/25/23	$210,000	$213,629
4.875%, due 11/01/22	155,000	166,380
7.300%, due 05/13/19	650,000	794,785
Motorola Solutions, Inc., 3.500%, due 03/01/23	600,000	580,506
Mylan, Inc., 2.550%, due 03/28/19	100,000	100,733
Northern Trust Corp., 3.950%, due 10/30/25	125,000	129,908
NRG Energy, Inc., 8.250%, due 09/01/20	50,000	54,625
Owens Corning, 6.500%, due 12/01/16	46,000	51,302
Petrohawk Energy Corp., 7.250%, due 08/15/18	550,000	574,750
Plains Exploration & Production Co., 6.500%, due 11/15/20	170,000	189,762
6.875%, due 02/15/23	270,000	315,900
PPL Capital Funding, Inc., 3.950%, due 03/15/24	110,000	114,257
Principal Financial Group, Inc., 8.875%, due 05/15/19	330,000	426,053
Prudential Financial, Inc., 5.200%, due 03/15/44[2]	610,000	622,200
6.625%, due 12/01/37	390,000	501,816
Regions Financial Corp., 2.000%, due 05/15/18	200,000	199,296
Ryder System, Inc., 2.350%, due 02/26/19	250,000	252,058
2.550%, due 06/01/19	280,000	283,443
Sempra Energy, 4.050%, due 12/01/23	200,000	211,282
9.800%, due 02/15/19	175,000	232,566
Southern Copper Corp., 3.500%, due 11/08/22	310,000	301,863
Southwestern Electric Power Co., 3.550%, due 02/15/22	290,000	297,477
TCI Communications, Inc., 7.875%, due 02/15/26	94,000	131,585
Tenet Healthcare Corp., 6.000%, due 10/01/20	60,000	65,100
Time Warner Cable, Inc., 6.550%, due 05/01/37	150,000	186,644
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	400,000	540,975
Time Warner, Inc., 6.100%, due 07/15/40	85,000	99,776
	Face amount	Value
Transocean, Inc., 3.800%, due 10/15/22	$260,000	$257,328
6.800%, due 03/15/38	190,000	216,704
Valero Energy Corp., 6.625%, due 06/15/37	320,000	397,611
Ventas Realty LP, 3.750%, due 05/01/24	300,000	299,591
Ventas Realty LP/ Ventas Capital Corp., 2.700%, due 04/01/20	210,000	209,002
Verizon Communications, Inc., 1.981%, due 09/14/18[2]	170,000	179,360
6.400%, due 09/15/33	290,000	355,232
Williams Cos., Inc., 3.700%, due 01/15/23	240,000	230,865
Williams Partners LP, 4.300%, due 03/04/24	180,000	187,722
Wyndham Worldwide Corp., 5.625%, due 03/01/21	200,000	225,414
Xerox Corp., 3.800%, due 05/15/24	380,000	377,942
Total United States corporate bonds		27,400,537
Total corporate bonds (cost $36,402,110)		37,388,547
Asset-backed securities: 1.81%
United States: 1.81%
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D, 2.540%, due 06/08/20	400,000	402,103
Capital Auto Receivables Asset Trust, Series 2013-3, Class B, 2.320%, due 07/20/18	550,000	560,786
Series 2014-1, Class C, 2.840%, due 04/22/19	400,000	408,285
Ford Credit Auto Owner Trust, Series 2014-A, Class C, 1.900%, due 09/15/19	525,000	528,331
Total asset-backed securities (cost $1,874,592)		1,899,505
Commercial mortgage-backed securities: 8.84%
United States: 8.84%
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.202%, due 08/15/26[1,2]	425,000	426,214
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 1.902%, due 06/15/31[1,2,3]	750,000	750,000

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Continued)
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
Commercial Mortgage Pass Through Certificates, Series 2013-GAM, Class B, 3.531%, due 02/10/28[1,2]	$650,000	$641,511
Series 2013-LC13, Class C, 5.217%, due 08/10/46[1,2]	800,000	869,998
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[1]	600,000	615,291
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[1]	504,416	523,843
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, due 12/10/49	500,000	555,854
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, due 11/05/30[1]	275,000	284,764
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class D, 3.142%, due 04/15/30[1,2]	200,000	200,515
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B, 3.769%, due 02/15/46	150,000	150,791
Series 2013-C8, Class B, 3.814%, due 12/15/48[2]	675,000	676,092
Series 2013-C10, Class C, 4.218%, due 07/15/46[2]	150,000	149,653
Series 2014-C14, Class C, 4.996%, due 02/15/47[2]	500,000	526,822
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.997%, due 08/12/45[1,2]	800,000	876,742
NLY Commercial Mortgage Trust, Series 2014-FL1, Class B, 1.902%, due 11/15/30[1,2]	400,000	402,636
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.933%, due 06/15/49[2]	525,000	574,482
Series 2007-C34, Class AM, 5.818%, due 05/15/46[2]	525,000	581,888
	Face amount	Value
WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class B, 3.863%, due 03/15/48[2]	$475,000	$481,773
Total commercial mortgage-backed securities (cost $9,297,296)		9,288,869
Mortgage & agency debt securities: 36.74%
United States: 36.74%
Banc of America Funding Corp., Series 2006-I, Class SB2, 2.302%, due 12/20/36[2]	122,503	1,641
Federal Home Loan Mortgage Corp. Gold Pools,[4] 3.500%, TBA	850,000	873,707
4.000%, TBA	2,100,000	2,224,688
#A96140, 4.000%, due 01/01/41	502,063	532,600
#G04913, 5.000%, due 03/01/38	172,995	191,445
#G05132, 5.000%, due 12/01/38	379,706	420,201
#G02922, 5.500%, due 04/01/37	168,281	190,509
#G06381, 5.500%, due 08/01/40	930,439	1,042,845
#C56030, 6.000%, due 03/01/31	4,330	4,910
#C55783, 6.500%, due 01/01/29	77,680	87,533
#G00194, 7.500%, due 02/01/24	73,464	81,561
#C00410, 8.000%, due 07/01/25	37,355	43,875
#C37436, 8.000%, due 01/01/30	13,784	16,637
Federal National Mortgage Association Pools,[4] 2.500%, TBA	2,850,000	2,894,976
3.000%, TBA	525,000	518,643
3.500%, TBA	3,400,000	3,499,875
4.000%, TBA	4,175,000	4,430,719
4.500%, TBA	975,000	1,055,895
5.000%, TBA	1,825,000	2,026,606
#AK7377, 3.000%, due 03/01/27	226,309	235,370
#AP7537, 3.000%, due 09/01/27	827,443	860,574
#AP3098, 3.500%, due 10/01/42	574,203	592,161
#AQ0600, 3.500%, due 10/01/42	270,876	279,601
#AB2331, 4.000%, due 02/01/41	368,913	392,068
#AE9202, 4.000%, due 09/01/41	731,668	778,273
#889657, 4.500%, due 09/01/37	464,674	504,796
#AB1475, 4.500%, due 09/01/40	759,892	823,902
#AI6578, 4.500%, due 07/01/41	1,120,443	1,213,939
#AS1587, 4.500%, due 01/01/44	249,510	270,444
#975213, 5.000%, due 03/01/38	47,315	52,577
#890209, 5.000%, due 05/01/40	19,603	21,824
#AD9114, 5.000%, due 07/01/40	748,966	835,396
#AJ1422, 5.000%, due 09/01/41	573,560	639,064
#244450, 5.500%, due 11/01/23	28,308	31,670
#555591, 5.500%, due 07/01/33	349,788	393,328
#901999, 6.000%, due 11/01/36	141,721	159,473

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
#918098, 6.000%, due 05/01/37	$261,602	$294,370
#990686, 6.000%, due 09/01/38	32,666	36,758
#675469, 7.000%, due 04/01/18	25,190	25,858
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.422%, due 02/25/35[2]	226,729	204,775
Government National Mortgage Association Pools, 3.000%, TBA	3,175,000	3,204,766
3.500%, TBA	750,000	781,230
4.000%, TBA	2,700,000	2,887,441
4.500%, TBA	1,500,000	1,637,871
#G2 5107, 4.000%, due 07/20/26	474,687	506,513
#G2 779424, 4.000%, due 06/20/42	123,395	132,286
#AA8267, 4.000%, due 07/15/42	415,740	444,796
#G2 2687, 6.000%, due 12/20/28	17,718	19,963
#G2 508540, 6.000%, due 02/20/34	178,879	201,890
#486873, 6.500%, due 01/15/29	7,485	8,504
#338523, 8.000%, due 12/15/22	1,563	1,742
Total mortgage & agency debt securities (cost $38,122,770)		38,612,089
Municipal bonds: 1.71%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	140,000	173,732
Los Angeles Unified School District, 6.758%, due 07/01/34	350,000	469,045
State of California, GO Bonds, 7.300%, due 10/01/39	250,000	352,082
7.550%, due 04/01/39	95,000	141,361
State of Illinois, GO Bonds, 5.877%, due 03/01/19	595,000	665,496
Total municipal bonds (cost $1,567,596)		1,801,716
US government obligations: 4.31%
US Treasury Inflation Indexed Bonds (TIPS), 1.375%, due 02/15/44[5]	650,000	727,209
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/18[5]	2,525,000	2,674,940
0.625%, due 01/15/24[5]	1,075,000	1,131,826
Total US government obligations (cost $4,468,953)		4,533,975
	Face amount		Value
Non-US government obligations: 1.90%
Brazil: 0.79%
Banco Nacional de Desenvolvimento Economico e Social, 3.375%, due 09/26/16[1]		$800,000	$827,000
Colombia: 0.21%
Republic of Colombia, 5.625%, due 02/26/44		200,000	224,000
Greece: 0.64%
Hellenic Republic, 2.000%, due 02/24/31[6,7]	EUR	700,000	671,417
Turkey: 0.26%
Republic of Turkey, 6.750%, due 04/03/18		$240,000	270,600
Total non-US government obligations (cost $1,945,844)			1,993,017
Total bonds (cost $93,679,161)			95,517,718
	Shares
Investment company: 7.04%
UBS High Yield Relationship Fund*[8] (cost $6,784,335)		211,057	7,399,549
Short-term investment: 23.22%
Investment company: 23.22%
UBS Cash Management Prime Relationship Fund[8] (cost $24,404,643)		24,404,643	24,404,643
	Number of contracts
Options purchased: 0.35%
Call options: 0.26%
2 Year Euro-Dollar Midcurve, strike @ USD 97.88, expires September 2014		253	278,300
Put options: 0.09%
2 Year Euro-Dollar Midcurve, strike @ USD 97.88, expires September 2014		253	18,975
3 Year Euro-Dollar Midcurve, strike @ USD 97.75, expires June 2016		100	45,625

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2014 (unaudited)

	Number of contracts	Value
Options purchased—(Concluded)
Put options—(Concluded)
30 Year US Treasury Bonds, strike @ USD 135.00, expires August 2014	33	$21,656
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires March 2015	185	4,625
		90,881
Total options purchased (cost $698,795)		369,181
Total investments: 121.50% (cost $125,566,934)		127,691,091
Liabilities, in excess of cash and other assets: (21.50%)		(22,594,721)
Net assets: 100.00%		$105,096,370

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,929,637
Gross unrealized depreciation	(805,480)
Net unrealized appreciation of investments	$2,124,157

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 51. Portfolio footnotes begin on page 49.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized depreciation
CIBC	JPY	151,194,136	USD	1,480,000	09/11/14	$(13,245)
GSI	CHF	625,000	USD	695,128	09/11/14	(10,087)
JPMCB	CHF	1,140,000	USD	1,273,631	09/11/14	(12,681)
JPMCB	EUR	2,970,000	USD	4,046,943	09/11/14	(20,983)
JPMCB	JPY	268,700,000	USD	2,620,479	09/11/14	(33,294)
MSCI	EUR	1,395,000	USD	1,889,849	09/11/14	(20,843)
Net unrealized depreciation on forward foreign currency contracts						$(111,133)

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2014 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 14 contracts (USD)	September 2014	$1,935,081	$1,920,625	$(14,456)
US Ultra Bond, 30 contracts (USD)	September 2014	4,521,926	4,498,125	(23,801)
US Treasury futures sell contracts:
5 Year US Treasury Notes, 193 contracts (USD)	September 2014	(23,070,803)	(23,055,961)	14,842
10 Year US Treasury Notes, 44 contracts (USD)	September 2014	(5,510,597)	(5,507,562)	3,035
Interest rate futures buy contracts:
3 Month EURIBOR, 34 contracts (EUR)	March 2015	11,558,457	11,619,845	61,388
Australian Government 10 Year Bond, 20 contracts (AUD)	September 2014	2,225,188	2,271,988	46,800
Net unrealized appreciation on futures contracts				$87,808

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[9]	Payments received by the Fund[9]	Upfront payments	Value	Unrealized depreciation
MLI	USD	3,400,000	08/15/39	3.219%	3 month USD LIBOR	$—	$(18,686)	$(18,686)

Credit default swaps on corporate issues—buy protection10

Counterparty	Referenced obligation[11]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments made	Value	Unrealized depreciation
MSCI	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	310,000	06/20/17	1.000%	$(9,455)	$(6,254)	$(15,709)

Credit default swaps on credit indices—sell protection12

Counterparty	Referenced index[11]	Notional amount		Termination date	Payments received by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[13]
CSI	CMBX.NA.BBB. Series 6 Index	USD	1,250,000	05/11/63	3.000%	$50,541	$23,488	$74,029	2.770%
MLI	CMBX.NA.A. Series 6 Index	USD	1,250,000	05/11/63	2.000	(3,445)	26,550	23,105	1.740
MLI	CMBX.NA.BB. Series 6 Index	USD	1,300,000	05/11/63	5.000	(40,596)	32,003	(8,593)	4.670
MSCI	CMBX.NA.A. Series 6 Index	USD	1,250,000	05/11/63	2.000	16,000	26,549	42,549	1.740
						$22,500	$108,590	$131,090

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2014 (unaudited)

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[9]	Payments received by the Fund[9]	Value	Unrealized appreciation/ (depreciation)
AUD	2,100,000	10/18/23	6 month BBSW	4.535%	$113,970	$113,970
USD	360,000	08/15/39	3.780%	3 month USD LIBOR	(34,486)	(34,486)
					$79,484	$79,484

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 100 contracts, strike @ USD 98.75	June 2016	$80,900	$(81,250)
4 Year Euro-Dollar Midcurve, 253 contracts, strike @ USD 96.38	September 2014	176,215	(347,875)
30 Year US Treasury Bonds, 33 contracts, strike @ USD 140.00	August 2014	25,725	(16,500)
Put options
3 Year Euro-Dollar Midcurve, 100 contracts, strike @ USD 96.75	June 2016	80,900	(15,000)
30 Year US Treasury Bonds, 33 contracts, strike @ USD 130.00	August 2014	14,380	(2,578)
4 Year Euro-Dollar Midcurve, 253 contracts, strike @ USD 96.38	September 2014	160,127	(12,650)
90 Day Euro-Dollar Time Deposit, 185 contracts, strike @ USD 98.25	March 2015	45,990	(1,156)
Options written on credit default swaps on credit indices[14]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 22 Index and Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/19. European style. Counterparty: JPMCB, Notional Amount USD 1,330,000	September 2014	13,167	(11,021)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 22 Index and Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/19. European style. Counterparty: MLI, Notional Amount USD 8,000,000	September 2014	35,640	(29,424)
Total options written		$633,044	$(517,454)

Written options activity for the period ended June 30, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2013	385	$207,790
Options written	1,177	424,388
Options terminated in closing purchase transactions	(605)	(47,941)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2014	957	$584,237

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2014 (unaudited)

Written swaptions activity for the period ended June 30, 2014 was as follows:

Premiums received
Swaptions outstanding at December 31, 2013	$56,000
Swaptions written	137,607
Swaptions terminated in closing purchase transactions	(144,800)
Swaptions expired prior to exercise	—
Swaptions outstanding at June 30, 2014	$48,807

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$37,388,547	$—	$37,388,547
Asset-backed securities	—	1,899,505	—	1,899,505
Commercial mortgage-backed securities	—	9,288,869	—	9,288,869
Mortgage & agency debt securities	—	38,612,089	—	38,612,089
Municipal bonds	—	1,801,716	—	1,801,716
US government obligations	—	4,533,975	—	4,533,975
Non-US government obligations	—	1,993,017	—	1,993,017
Investment company	—	7,399,549	—	7,399,549
Short-term investment	—	24,404,643	—	24,404,643
Options purchased	369,181	—	—	369,181
Futures contracts	126,065	—	—	126,065
Swap agreements	—	222,560	—	222,560
Total	$495,246	$127,544,470	$—	$128,039,716
Liabilities
Forward foreign currency contracts	$—	$(111,133)	$—	$(111,133)
Futures contracts	(38,257)	—	—	(38,257)
Swap agreements	—	(59,426)	—	(59,426)
Options written	—	(517,454)	—	(517,454)
Total	$(38,257)	$(688,013)	$—	$(726,270)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $11,137,152 or 10.60% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2014 and changes periodically.

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2014 (unaudited)

3  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2014, the value of this security amounted to $750,000 or 0.71% of net assets.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.

6  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2014, the value of this security amounted to $671,417 or 0.64% of net assets.

7  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2014. Maturity date disclosed is the ultimate maturity date.

8  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/13	Purchases during the six months ended 06/30/14	Sales during the six months ended 06/30/14	Net realized gain during the six months ended 06/30/14	Change in net unrealized appreciation during the six months ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the six months ended 06/30/14
UBS Cash Management Prime Relationship Fund	$17,481,104	$44,919,288	$37,995,749	$—	$—	$24,404,643	$9,531
UBS High Yield Relationship Fund	5,085,291	1,950,000	—	—	364,258	7,399,549	—
	$22,566,395	$46,869,288	$37,995,749	$—	$364,258	$31,804,192	$9,531

9  Payments made or received are based on the notional amount.

10  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.

11  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.

13  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

14  Illiquid investment as of June 30, 2014.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

June 30, 2014 (unaudited)

Portfolio acronyms

AGC-ICC  Agency Insured Custody Certificate

BBSW  Bank Bill Swap Reference Rate (Australian Financial Market)

CVA  Dutch Certification—Depositary Certificate

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FDIC  Federal Deposit Insurance Co.

FGIC  Financial Guaranty Insurance Co.

GO  General Obligation

LIBOR  London Interbank Offered Rate

Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preferences.

PSF-GTD  Permanent School Fund Guaranteed

REIT  Real Estate Investment Trust

Re-REMIC  Combined Real Estate Mortgage Investment Conduit

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

CIBC  Canadian Imperial Bank of Commerce

CSI  Credit Suisse International

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MLI  Merrill Lynch International

MSCI  Morgan Stanley & Co. International PLC

Currency abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

USD  United States Dollar

See accompanying notes to financial statements.

SMA Relationship Trust

June 30, 2014 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 to June 30, 2014.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*  Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

SMA Relationship Trust

June 30, 2014 (unaudited)

	Beginning account value January 1, 2014	Ending account value June 30, 2014	Expenses paid during period* 01/01/14 – 6/30/14
Series A
Actual	$1,000.00	$1,017.00	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—
Series G
Actual	1,000.00	1,001.00	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—
Series M
Actual	1,000.00	1,048.00	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—
Series S
Actual	1,000.00	1,013.50	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—
Series T
Actual	1,000.00	1,048.80	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—

*  Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds' advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

SMA Relationship Trust

Financial statements

Statement of assets and liabilities
June 30, 2014 (unaudited)

	Series A	Series G	Series M
Assets:
Investments, at cost:
Unaffiliated issuers	$17,205,999	$78,149,394	$191,889,136
Affiliated issuers	21,953,047	2,088,415	5,489,488
Foreign currency	299,111	226,224	—
	$39,458,157	$80,464,033	$197,378,624
Investments, at value:
Unaffiliated issuers	$17,212,406	$90,125,900	$198,589,965
Affiliated issuers	23,739,074	2,088,415	5,489,488
Foreign currency	300,868	222,494	—
Receivables:
Investment securities sold	2,635,903	844,579	—
Dividends and interest	21,119	81,310	2,273,824
Fund shares sold	—	226,791	7,393
Foreign tax reclaims	13	191,908	—
Variation margin on futures contracts	93,295	—	—
Variation margin on centrally cleared swap agreements	327,198	—	—
Due from broker for futures contracts	505,553	—	93,835
Cash collateral for futures contracts	1,227,046	—	157,500
Cash collateral for swap agreements	751,586	—	—
Outstanding swap agreements, at value[1]	—	—	—
Unrealized appreciation on forward foreign currency contracts	61,236	—	—
Total assets	46,875,297	93,781,397	206,612,005
Liabilities:
Payables:
Investment securities purchased	5,288,499	130,084	5,234,001
Fund shares redeemed	—	78,052	21,129
Due to custodian	5,358	3,038	—
Due to broker for futures contracts	—	—	—
Variation margin on futures contracts	—	—	114,935
Options written, at value[2]	40,077	—	—
Outstanding swap agreements, at value[1]	—	—	—
Unrealized depreciation on forward foreign currency contracts	281,007	—	—
Total liabilities	5,614,941	211,174	5,370,065
Net assets	$41,260,356	$93,570,223	$201,241,940
Net assets consist of:
Beneficial interest	$48,031,081	$127,884,167	$204,186,251
Accumulated undistributed net investment income	834,880	635,353	1,024
Accumulated net realized gain (loss)	(9,435,511)	(46,927,067)	(9,531,229)
Net unrealized appreciation	1,829,906	11,977,770	6,585,894
Net assets	$41,260,356	$93,570,223	$201,241,940
Shares outstanding	5,309,874	9,170,265	18,391,787
Net asset value, offering and redemption proceeds per share	$7.77	$10.20	$10.94

1  Net upfront payments received by Series T were $13,045.

2  Premiums received by Series A and Series T were $133,749 and $633,044, respectively.

SMA Relationship Trust

Financial statements

	Series S	Series T
Assets:
Investments, at cost:
Unaffiliated issuers	$53,183,936	$94,377,956
Affiliated issuers	2,066,665	31,188,978
Foreign currency	—	86,534
	$55,250,601	$125,653,468
Investments, at value:
Unaffiliated issuers	$67,261,731	$95,886,899
Affiliated issuers	2,066,665	31,804,192
Foreign currency	—	88,168
Receivables:
Investment securities sold	927,285	23,554,162
Dividends and interest	83,284	607,757
Fund shares sold	29,603	2,511,312
Foreign tax reclaims	—	—
Variation margin on futures contracts	—	89,110
Variation margin on centrally cleared swap agreements	—	149,915
Due from broker for futures contracts	—	—
Cash collateral for futures contracts	—	289,325
Cash collateral for swap agreements	—	47,517
Outstanding swap agreements, at value[1]	—	108,590
Unrealized appreciation on forward foreign currency contracts	—	—
Total assets	70,368,568	155,136,947
Liabilities:
Payables:
Investment securities purchased	246,502	49,359,671
Fund shares redeemed	137,940	20,992
Due to custodian	—	6,128
Due to broker for futures contracts	—	259
Variation margin on futures contracts	—	—
Options written, at value[2]	—	517,454
Outstanding swap agreements, at value[1]	—	24,940
Unrealized depreciation on forward foreign currency contracts	—	111,133
Total liabilities	384,442	50,040,577
Net assets	$69,984,126	$105,096,370
Net assets consist of:
Beneficial interest	$50,668,748	$357,773,714
Accumulated undistributed net investment income	390,638	717,445
Accumulated net realized gain (loss)	4,846,945	(255,794,604)
Net unrealized appreciation	14,077,795	2,399,815
Net assets	$69,984,126	$105,096,370
Shares outstanding	5,171,784	22,504,288
Net asset value, offering and redemption proceeds per share	$13.53	$4.67

See accompanying notes to financial statements.

SMA Relationship Trust

Financial statements

Statement of operations
For the six months ended June 30, 2014 (unaudited)

	Series A	Series G	Series M
Investment income:
Dividends and other	$—	$1,472,653	$—
Interest	39,780	—	2,868,819
Affiliated income	2,742	686	1,706
Foreign tax withheld	—	(194,454)	—
Net investment income	42,522	1,278,885	2,870,525
Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	90,758	3,709,456	1,765,843
Futures contracts	311,926	—	(594,171)
Options written	31,854	—	—
Swap agreements	104,905	—	—
Forward foreign currency contracts	(346,349)	—	—
Foreign currency transactions	26,781	(5,099)	—
Net realized gain	219,875	3,704,357	1,171,672
Change in net unrealized appreciation/depreciation on:
Investments	633,308	(4,799,778)	5,814,421
Futures contracts	(85,212)	—	(365,799)
Options written	93,672	—	—
Swap agreements	(46,619)	—	—
Forward foreign currency contracts	(157,022)	—	—
Translation of other assets and liabilities denominated in foreign currency	(9,439)	(3,383)	—
Change in net unrealized appreciation/depreciation	428,688	(4,803,161)	5,448,622
Net realized and unrealized gain (loss) from investment activities	648,563	(1,098,804)	6,620,294
Net increase in net assets resulting from operations	$691,085	$180,081	$9,490,819

SMA Relationship Trust

Financial statements

	Series S	Series T
Investment income:
Dividends and other	$373,545	$—
Interest	—	1,198,409
Affiliated income	566	9,531
Foreign tax withheld	—	—
Net investment income	374,111	1,207,940
Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,416,993	819,655
Futures contracts	—	262,080
Options written	—	109,975
Swap agreements	—	128,601
Forward foreign currency contracts	—	(68,864)
Foreign currency transactions	—	2,889
Net realized gain	3,416,993	1,254,336
Change in net unrealized appreciation/depreciation on:
Investments	(2,905,849)	2,936,636
Futures contracts	—	(3,844)
Options written	—	20,056
Swap agreements	—	(225,048)
Forward foreign currency contracts	—	(188,636)
Translation of other assets and liabilities denominated in foreign currency	—	2,946
Change in net unrealized appreciation/depreciation	(2,905,849)	2,542,110
Net realized and unrealized gain (loss) from investment activities	511,144	3,796,446
Net increase in net assets resulting from operations	$885,255	$5,004,386

See accompanying notes to financial statements.

SMA Relationship Trust

Financial statements

Statement of changes in net assets

	Series A		Series G
	Six months ended June 30, 2014 (unaudited)	Year ended December 31, 2013	Six months ended June 30, 2014 (unaudited)	Year ended December 31, 2013
From operations:
Net investment income	$42,522	$75,352	$1,278,885	$2,147,083
Net realized gain	219,875	2,194,352	3,704,357	9,325,453
Change in net unrealized appreciation/depreciation	428,688	(155,426)	(4,803,161)	6,915,054
Net increase (decrease) in net assets from operations	691,085	2,114,278	180,081	18,387,590
Dividends and distributions to shareholders from:
Net investment income	—	(1,004,967)	—	(2,694,015)
Net realized gain	—	—	—	—
Total dividends and distributions to shareholders	—	(1,004,967)	—	(2,694,015)
From beneficial interest transactions:
Proceeds from shares sold	5,149,674	11,191,402	8,451,190	22,701,854
Cost of shares redeemed	(1,187,207)	(3,847,303)	(9,050,214)	(60,826,943)
Net increase (decrease) in net assets resulting from beneficial interest transactions	3,962,467	7,344,099	(599,024)	(38,125,089)
Increase (decrease) in net assets	4,653,552	8,453,410	(418,943)	(22,431,514)
Net assets:
Net assets, beginning of period	36,606,804	28,153,394	93,989,166	116,420,680
Net assets, end of period	$41,260,356	$36,606,804	$93,570,223	$93,989,166
Accumulated undistributed (distributions in excess of) net investment income	$834,880	$792,358	$635,353	$(643,532)

SMA Relationship Trust

Financial statements

	Series M		Series S
	Six months ended June 30, 2014 (unaudited)	Year ended December 31, 2013	Six months ended June 30, 2014 (unaudited)	Year ended December 31, 2013
From operations:
Net investment income	$2,870,525	$4,616,312	$374,111	$761,521
Net realized gain	1,171,672	2,557,055	3,416,993	8,583,780
Change in net unrealized appreciation/depreciation	5,448,622	(8,848,255)	(2,905,849)	11,450,907
Net increase (decrease) in net assets from operations	9,490,819	(1,674,888)	885,255	20,796,208
Dividends and distributions to shareholders from:
Net investment income	(2,870,733)	(4,615,080)	—	(778,620)
Net realized gain	—	—	—	(593,314)
Total dividends and distributions to shareholders	(2,870,733)	(4,615,080)	—	(1,371,934)
From beneficial interest transactions:
Proceeds from shares sold	16,990,471	97,114,428	3,885,507	5,980,067
Cost of shares redeemed	(29,138,787)	(50,875,029)	(9,267,732)	(14,423,535)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(12,148,316)	46,239,399	(5,382,225)	(8,443,468)
Increase (decrease) in net assets	(5,528,230)	39,949,431	(4,496,970)	10,980,806
Net assets:
Net assets, beginning of period	206,770,170	166,820,739	74,481,096	63,500,290
Net assets, end of period	$201,241,940	$206,770,170	$69,984,126	$74,481,096
Accumulated undistributed (distributions in excess of) net investment income	$1,024	$1,232	$390,638	$16,527

See accompanying notes to financial statements.

SMA Relationship Trust

Financial statements

Statement of changes in net assets (continued)

	Series T
	Six months ended June 30, 2014 (unaudited)	Year ended December 31, 2013
From operations:
Net investment income	$1,207,940	$798,597
Net realized gain	1,254,336	(983,987)
Change in net unrealized appreciation/depreciation	2,542,110	(226,952)
Net increase (decrease) in net assets from operations	5,004,386	(412,342)
Dividends and distributions to shareholders from:
Net investment income	(1,546,972)	(3,187,236)
Net realized gain	—	—
Total dividends and distributions to shareholders	(1,546,972)	(3,187,236)
From beneficial interest transactions:
Proceeds from shares sold	12,639,096	16,788,311
Cost of shares redeemed	(11,991,984)	(16,465,648)
Net increase (decrease) in net assets resulting from beneficial interest transaction	647,112	322,663
Increase (decrease) in net assets	4,104,526	(3,276,915)
Net assets:
Net assets, beginning of period	100,991,844	104,268,759
Net assets, end of period	$105,096,370	$100,991,844
Accumulated undistributed net investment income	$717,445	$1,056,477

See accompanying notes to financial statements.

SMA Relationship Trust—Series A

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2014	Year ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.64	$7.36	$6.72	$6.69	$6.85	$5.65
Income (loss) from investment operations:
Net investment income[1]	0.01	0.02	0.00[3]	0.07	0.05	0.06
Net realized and unrealized gain (loss)	0.12	0.47	0.98	(0.04)	(0.06)	1.34
Total income (loss) from investment operations	0.13	0.49	0.98	0.03	(0.01)	1.40
Dividends/distributions:
From net investment income	—	(0.21)	(0.34)	—	(0.15)	(0.20)
Net asset value, end of period	$7.77	$7.64	$7.36	$6.72	$6.69	$6.85
Total investment return[2]	1.70%	6.67%	14.57%	0.60%	(0.37)%	23.28%
Ratios to average net assets:
Net investment income	0.22%[4]	0.22%	0.04%	1.07%	0.69%	1.02%
Supplemental data:
Net assets, end of period (000's)	$41,260	$36,607	$28,153	$29,330	$32,847	$29,960
Portfolio turnover rate	11%	19%	48%	126%	50%	37%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2014	Year ended December 31,		For the period ended December 31,
	(unaudited)	2013	2012	2011[3]
Net asset value, beginning of period	$10.19	$8.76	$7.42	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.14	0.19	0.19	0.09
Net realized and unrealized gain (loss)	(0.13)	1.53	1.32	(2.61)
Total income (loss) from investment operations	0.01	1.72	1.51	(2.52)
Dividends/distributions:
From net investment income	—	(0.29)	(0.17)	(0.06)
Return of capital	—	—	—	(0.00)[4]
Total dividends/distributions	—	(0.29)	(0.17)	(0.06)
Net asset value, end of period	$10.20	$10.19	$8.76	$7.42
Total investment return[2]	0.10%	19.74%	20.42%	(25.19)%
Ratios to average net assets:
Net investment income	2.81%[5]	2.00%	2.39%	1.57%[5]
Supplemental data:
Net assets, end of period (000's)	$93,570	$93,989	$116,421	$119,785
Portfolio turnover rate	37%	100%	110%	92%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period May 6, 2011 (commencement of operations) to December 31, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2014	Year ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.59	$10.97	$10.61	$9.86	$10.08	$9.45
Income (loss) from investment operations:
Net investment income[1]	0.15	0.27	0.33	0.36	0.37	0.40
Net realized and unrealized gain (loss)	0.36	(0.39)	0.36	0.75	(0.21)	0.63
Total income (loss) from investment operations	0.51	(0.12)	0.69	1.11	0.16	1.03
Dividends/distributions:
From net investment income	(0.16)	(0.26)	(0.33)	(0.36)	(0.38)	(0.40)
Net asset value, end of period	$10.94	$10.59	$10.97	$10.61	$9.86	$10.08
Total investment return[2]	4.80%	(1.05)%	6.55%	11.48%	1.52%	11.08%
Ratios to average net assets:
Net investment income	2.88%[3]	2.49%	2.99%	3.53%	3.69%	4.06%
Supplemental data:
Net assets, end of period (000's)	$201,242	$206,770	$166,821	$188,565	$214,728	$218,477
Portfolio turnover rate	39%	91%	65%	108%	116%	61%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2014	Year ended December 31,		For the period ended December 31,
	(unaudited)	2013	2012	2011[3]
Net asset value, beginning of period	$13.35	$10.07	$8.39	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.07	0.13	0.17	0.08
Net realized and unrealized gain (loss)	0.11	3.40	1.67	(1.60)
Total income (loss) from investment operations	0.18	3.53	1.84	(1.52)
Dividends/distributions:
From net investment income	—	(0.14)	(0.16)	(0.09)
From net realized gains	—	(0.11)	—	—
Return of capital	—	—	—	(0.00)[4]
Total dividends/distributions	—	(0.25)	(0.16)	(0.09)
Net asset value, end of period	$13.53	$13.35	$10.07	$8.39
Total investment return[2]	1.35%	35.07%	21.95%	(15.20)%
Ratios to average net assets:
Net investment income	1.08%[5]	1.10%	1.79%	1.38%[5]
Supplemental data:
Net assets, end of period (000's)	$69,984	$74,481	$63,500	$39,856
Portfolio turnover rate	15%	54%	80%	103%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period May 2, 2011 (commencement of operations) to December 31, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2014	Year ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$4.52	$4.68	$4.50	$4.34	$4.28	$5.02
Income (loss) from investment operations:
Net investment income[1]	0.05	0.04	0.13	0.17	0.19	0.12
Net realized and unrealized gain (loss)	0.17	(0.05)	0.20	0.19	0.24	(0.33)
Total income (loss) from investment operations	0.22	(0.01)	0.33	0.36	0.43	(0.21)
Dividends/distributions:
From net investment income	(0.07)	(0.15)	(0.15)	(0.20)	(0.36)	(0.53)
Return of capital	—	—	—	—	(0.01)	—
Total dividends/distributions	(0.07)	(0.15)	(0.15)	(0.20)	(0.37)	(0.53)
Net asset value, end of period	$4.67	$4.52	$4.68	$4.50	$4.34	$4.28
Total investment return[2]	4.88%	(0.32)%	7.53%	8.53%	10.08%	(3.43)%
Ratios to average net assets:
Net investment income (loss)	2.37%[3]	0.79%	2.80%	3.79%	4.32%	2.78%
Supplemental data:
Net assets, end of period (000's)	$105,096	$100,992	$104,269	$90,402	$113,561	$122,128
Portfolio turnover rate	361%	505%	460%	316%	276%	102%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust

Notes to financial statements

1. Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Trust has five separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series G, Series M, Series S and Series T (each a "Fund", and collectively, the "Funds"). Each series covered by this report is diversified except for SMA Relationship Trust—Series A and Series M, which are non-diversified. The investment objective of Series A is to maximize total return, consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value will be calculated as of the time trading was halted. Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market

SMA Relationship Trust

Notes to financial statements

closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment that investment is valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

SMA Relationship Trust

Notes to financial statements

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain

SMA Relationship Trust

Notes to financial statements

circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2014, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. SMA Relationship Trust—Series A and Series T are sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2014.

Asset derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward foreign currency contracts[1]	$—	$—	$—	$61,236	$61,236
Futures contracts[2]	118,551	115,649	—	—	234,200
Options purchased[1]	—	243,832	—	—	243,832
Swap agreements[2]	—	—	702,387	—	702,387
Total value	$118,551	$359,481	$702,387	$61,236	$1,241,655

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Liability derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward foreign currency contracts[1]	$—	$—	$—	$(281,007)	$(281,007)
Futures contracts[2]	(88,679)	(52,742)	—	—	(141,421)
Options written[1]	—	(40,077)	—	—	(40,077)
Swap agreements[2]	—	—	(161,043)	—	(161,043)
Total value	$(88,679)	$(92,819)	$(161,043)	$(281,007)	$(623,548)

1  Statement of assets and liabilities location: Options written, at value, and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

SMA Relationship Trust

Notes to financial statements

Activities in derivative instruments during the period ended June 30, 2014, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$(346,349)	$(346,349)
Futures contracts	92,316	219,610	—	—	311,926
Options purchased[2]	—	(110,165)	—	—	(110,165)
Options written	—	31,854	—	—	31,854
Swap agreements	—	—	104,905	—	104,905
Total net realized gain (loss)	$92,316	$141,299	$104,905	$(346,349)	$(7,829)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$(157,022)	$(157,022)
Futures contracts	(25,290)	(59,922)	—	—	(85,212)
Options purchased[2]	—	(250,818)	—	—	(250,818)
Options written	—	93,672	—	—	93,672
Swap agreements	—	—	(46,619)	—	(46,619)
Total change in net unrealized appreciation/depreciation	$(25,290)	$(217,068)	$(46,619)	$(157,022)	$(445,999)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Credit risk	Total
SMA Relationship Trust—Series T
Futures contracts[2]	$126,065	$—	$126,065
Options purchased[1]	369,181	—	369,181
Swap agreements[1,2]	113,970	108,590	222,560
Total value	$609,216	$108,590	$717,806

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value and outstanding swap agreements, at value (except centrally cleared swaps).

2  Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

SMA Relationship Trust

Notes to financial statements

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts[1]	$—	$—	$(111,133)	$(111,133)
Futures contracts[2]	(38,257)	—	—	(38,257)
Options and swaptions written[1]	(477,009)	(40,445)	—	(517,454)
Swap agreements[1,2]	(53,172)	(6,254)	—	(59,426)
Total value	$(568,438)	$(46,699)	$(111,133)	$(726,270)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Activities in derivative instruments during the period ended June 30, 2014, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(68,864)	$(68,864)
Futures contracts	262,080	—	—	262,080
Options purchased[2]	(218,505)	—	—	(218,505)
Options and swaptions written	(29,825)	139,800	—	109,975
Swap agreements	46,912	81,689	—	128,601
Total net realized gain (loss)	$60,662	$221,489	$(68,864)	$213,287
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(188,636)	$(188,636)
Futures contracts	(3,844)	—	—	(3,844)
Options purchased[2]	(219,966)	—	—	(219,966)
Options and swaptions written	54,282	(34,226)	—	20,056
Swap agreements	(303,885)	78,837	—	(225,048)
Total change in net unrealized appreciation/depreciation	$(473,413)	$44,611	$(188,636)	$(617,438)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

SMA Relationship Trust

Notes to financial statements

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement.

SMA Relationship Trust—Series A

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	61,236	(281,007)
Futures contracts[1]	234,200	(141,421)
Options purchased	243,832	—
Options written	—	(40,077)
Swap agreements[1]	702,387	(161,043)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	1,241,655	(623,548)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(1,180,419)	342,541
Total gross amount of assets and liabilities subject to MNA or similar agreements	61,236	(281,007)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2014.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
JPMCB	52,323	(52,323)	—	—
MSCI	8,913	—	—	8,913
Total	61,236	(52,323)	—	8,913
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
GSI	(18,513)	—	—	(18,513)
JPMCB	(262,494)	52,323	—	(210,171)
Total	(281,007)	52,323	—	(228,684)

SMA Relationship Trust

Notes to financial statements

SMA Relationship Trust—Series T

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	—	(111,133)
Futures contracts[1]	126,065	(38,257)
Options purchased	369,181	—
Options written	—	(517,454)
Swap agreements[1]	222,560	(59,426)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	717,806	(726,270)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(609,216)	549,752
Total gross amount of assets and liabilities subject to MNA or similar agreements	108,590	(176,518)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2014.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
CSI	23,488	—	—	23,488
MLI	58,553	(48,110)	—	10,443
MSCI	26,549	(26,549)	—	—
Total	108,590	(74,659)	—	33,931
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
CIBC	(13,245)	—	—	(13,245)
GSI	(10,087)	—	—	(10,087)
JPMCB	(77,979)	—	—	(77,979)
MLI	(48,110)	48,110	—	—
MSCI	(27,097)	26,549	—	(548)
Total	(176,518)	74,659	—	(101,859)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions and investment income: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual

SMA Relationship Trust

Notes to financial statements

basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund's portfolio are presented at the foreign exchange rates at the end of a Fund's fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds (except Series M) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, its custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities either as a hedge or to enhance income or realized gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

SMA Relationship Trust

Notes to financial statements

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Series A and Series T may from time to time purchase mortgage-backed securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Fund's records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: The Funds may engage in swap agreements, including but not limited to interest rate, currency and total return swap agreements. Series A, Series M and Series T may also engage in credit default swaps. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

SMA Relationship Trust

Notes to financial statements

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2014 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit issues—sell protection" and "Centrally cleared credit default swaps on credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Funds would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations

SMA Relationship Trust

Notes to financial statements

in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions: It is Series M and Series T policy to distribute their respective net investment income, if any, monthly. It is Series A, Series G and Series S policy to distribute their respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amounts of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the

SMA Relationship Trust

Notes to financial statements

securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

M. Commission recapture program: Series G and Series S participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2014, there were no recaptured commissions.

2. Investment advisory and administration fees and other transactions with affiliates

The Funds' Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2014 have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2014, were as follows:

Fund	Amount
Series G	$680

As of May 28, 2013, under a separate sub-advisory contract, UBS Global AM (not the Fund) pays Manulife Asset Management a fee for sub-advisory services to Series S.

SMA Relationship Trust

Notes to financial statements

3. Purchases and sales of securities

For the period ended June 30, 2014, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
Series A	$2,648,455	$2,294,296
Series G	33,099,375	33,155,097
Series M	75,475,208	86,644,496
Series S	10,468,441	18,111,061
Series T	340,592,737	331,748,151

For the period ended June 30, 2014, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
Series T	$27,978,406	$32,901,016

4. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

	2013
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
Series A	$1,004,967	$—	$1,004,967
Series G	2,694,015	—	2,694,015
Series M	4,615,080[1]	—	4,615,080
Series S	749,606	622,328	1,371,934
Series T	3,187,236	—	3,187,236

1  $4,610,676 considered tax-exempt.

The tax character of distributions paid and components of accumulated earnings/(deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending December 31, 2014.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by a Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

SMA Relationship Trust

Notes to financial statements

At December 31, 2013, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
Series G	$46,571,127	$3,412,749	$49,983,876
Series T	952,179	7,235,974	8,188,153

At December 31, 2013, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	December 31, 2014	December 31, 2016	December 31, 2017	December 31, 2018
Series A	$—	$—	$6,438,305	$2,935,824
Series M	—	—	10,322,459	—
Series T	1,783,640	109,991,161	115,570,788	21,332,904

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended December 31, 2013, the following Funds incurred, and elected to defer, losses of the following:

	Late year	Post October capital losses
Fund	ordinary losses	Short-term	Long-term
Series M	—	$129,578	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of June 30, 2014 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended June 30, 2014, the Funds did not incur any interest or penalties. Capital gains realized by the Funds on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended December 31, 2013, or since inception in the cases of Series G and Series S, remains subject to examination by the Internal Revenue Service and state taxing authorities.

SMA Relationship Trust

Notes to financial statements

5. Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. For the period ended June 30, 2014 and the year ended December 31, 2013, transactions in shares of beneficial interest for each of the Funds were as follows:

	Six months ended June 30, 2014
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outshanding
Series A	671,433	(154,317)	517,116
Series G	840,630	(896,844)	(56,214)
Series M	1,570,654	(2,697,948)	(1,127,294)
Series S	297,074	(705,631)	(408,557)
Series T	2,739,053	(2,598,595)	140,458
	Year ended December 31, 2013
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outshanding
Series A	1,478,594	(509,617)	968,977
Series G	2,499,203	(6,558,772)	(4,059,569)
Series M	9,088,560	(4,776,407)	4,312,153
Series S	512,670	(1,236,600)	(723,930)
Series T	3,668,884	(3,587,412)	81,472

6. Additional Information

The Board of Trustees of SMA Relationship Trust approved investment strategy modifications and portfolio management team and benchmark changes for Series G (the "Fund") that will become effective on or about September 16, 2014: (i) the Fund will employ a global ex-US equity strategy and maintain an international portfolio by investing in issuers that are economically tied to a number of countries throughout the world, including both developed and emerging markets, and the Fund's Advisor will use fundamental analysis to identify securities that are underpriced relative to their fundamental value; (ii) the Fund may use derivatives to manage its currency exposure, for risk management purposes or as part of the Fund's investment strategies, and may use derivative instruments for investment (non-hedging) purposes to earn income, to enhance returns, to replace more traditional direct investments, or to obtain exposure to certain markets; (iii) the Fund's primary benchmark index will be changed from the MSCI EAFE Free Index (gross) to the MSCI World ex-USA Index (net) in order to more accurately reflect the Fund's modified investment strategy; and (iv) Nicholas Irish and Charles Burbeck will replace Stephan Maikkula as portfolio managers for the Fund.

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the "Board") of SMA Relationship Trust (the "Trust"), held on June 5 and 6, 2014 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for each series of the Trust (each a "Fund," and together, the "Funds"). The Board of the Trust, including the Independent Trustees, also considered the approval of the investment sub-advisory agreement (the "Sub-Advisory Agreement") (the Advisory Agreements together with the Sub-Advisory Agreement" may be collectively referred to as "Advisory Agreements") between the Trust and Manulife Asset Management (US) LLC ("Sub-Advisor") for the Series S series of the Trust. Prior to the Meeting, the Independent Trustees' counsel had sent to each of the Advisor and Sub-Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements and Sub-Advisory Agreement, respectively. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 30, 2013, June 13, 2013 and June 14, 2013, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreements for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor, and if applicable, the Sub-Advisor, to the Fund; (ii) the performance of the Fund and the Advisor, and if applicable, the Sub-Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor, and if applicable the Sub-Advisor, and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor and, if applicable, the Sub-Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds. The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor and underwriting services provided by UBS Global Asset Management (US) Inc.

With respect to Series S, the Board also considered the scope and depth of Sub-Advisors organization and the experience and expertise of the professionals currently providing investment sub-advisory services to Series S. The

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

Board considered that the Sub-Advisor was a large, well-established asset management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Sub-Advisor's specific investment approach and level of expertise within the small cap asset class. Further, the Board reviewed information regarding the other accounts for which the Sub-Advisor provides advisory services.

After analyzing the services provided by the Advisor, and if applicable, the Sub-Advisor, to a Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that each Fund, except Series S, had appeared in one of the top two performance quintiles for the one-year performance period. At the Board's request, the Advisor addressed the performance data for Series S, which had each appeared in one of the lower performance quintiles for the one-year performance period.

In explaining the performance of Series S over the past year, the Advisor noted that stock selection, especially in the consumer discretionary, information technology and industrial sectors, was the primary factor that contributed to the Fund's relative underperformance as compared to its peer universe. The Advisor stated that in discussions with the Sub-Advisor regarding the Fund's performance, it was determined that certain changes would be made to the stock selection process with the purpose of improving performance in the upcoming year.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of Series S in comparison to its respective peer. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the limited performance history of the Funds.

Costs and Expenses.

The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements and that the Advisor assumes all the ordinary operating expenses for the Funds.

With respect to Series S, the Board also reviewed and considered the contractual sub-advisory fee paid by the Advisor to Sub-Advisor in light of the nature, extent, and quality of the sub-advisory services provided by the Advisor. The Board noted that the sub-advisory fee to be paid to by the Advisor was less than the management fees paid by a comparable fund and account to the Sub-Advisor for its services. After discussing the information about the comparable fund and account, the Board determined that the fees paid by the Advisor to the Sub-Advisor were reasonable, giving effect to differences in services performed for the other fund and account as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the sub-advisory fee payable under the Sub-Advisory Agreement by the Advisor to the Sub-Advisor was fair and reasonable.

Profitability.

In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advi-

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

sor to the Funds, including the investment by wrap fee clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

In considering the profitability of the Sub-Advisor and its affiliates in providing services to Series S, the Board noted that the sub-advisory fee is paid by the Advisor, and not by the Fund, and the Advisor does not earn any management fees in connection with the management of the Fund. The Board also considered "fall-out" or ancillary benefits to Sub-Advisor and its affiliates as the result of their relationships with Series S. The Advisor informed the Board that the Sub-Advisor's relationship with Series S would be limited to its provision of sub-advisory services to the Fund and that therefore the Advisor believed that the Sub-Advisor does not receive tangible ancillary benefits as a result of its relationship with the Fund, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Fund (which also would potentially benefit the Fund). The Board recognized that the Sub-Advisor may receive intangible benefits from its association with the Fund, such as increased name recognition or publicity from being selected as the sub-advisor to the Fund after an extensive review process. Upon examining all information provided by the Sub-Advisor, the Board concluded that the level of profits realized by Manulife and its affiliates with respect to the Fund, if any, was reasonable in relation to the nature and quality of the services that would be provided.

Economies of Scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because each Fund was not charged an advisory fee under its Advisory Agreement. With respect to Series S, the Board also concluded that economies of scale and the reflection of such economies of scale in the level of sub-advisory fees charged were inapplicable to Series S because the Fund does not pay the sub-advisory fee charged under the Sub-Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreements for each Fund was in the best interests of the Fund and its shareholders.

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Trustees

Frank K. Reilly
Chairman

Adela Cepeda

Shawn Lytle

John J. Murphy

Edward M. Roob

Abbie J. Smith

J. Mikesell Thomas

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Funds without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©UBS 2014. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S331

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not Applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the SMA Relationship Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)           (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)           (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)           (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2014